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                                                               EXHIBIT 10(6)












                             THE PROMUS HOTEL CORPORATION

                            EMPLOYEE STOCK OWNERSHIP PLAN

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                                  TABLE OF CONTENTS


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Article I.  The Plan........................................................  1

    1.1    Establishment of Plan............................................  1
    1.2    Applicability of the Plan........................................  1
    1.3    Purpose of Plan..................................................  1

Article II.  Definitions....................................................  1

    2.1    Account..........................................................  2
    2.2    Administrative Delegate..........................................  2
    2.3    Affiliate........................................................  2
    2.4    Annuity Starting Date............................................  2
    2.5    Beneficiary......................................................  2
    2.6    Board of Directors...............................................  2
    2.7    Break Year.......................................................  2
    2.8    Chief Executive Officer..........................................  2
    2.9    Code.............................................................  2
    2.10   Company..........................................................  3
    2.11   Compensation.....................................................  3
    2.12   Division.........................................................  3
    2.13   Eligible Employee................................................  4
    2.14   Employee.........................................................  4
    2.15   Employer.........................................................  4
    2.16   Enrollment Form..................................................  4
    2.17   Entry Date.......................................................  4
    2.18   ERISA............................................................  4
    2.19   ESOP Contributions...............................................  4
    2.20   Exempt Loan......................................................  4
    2.21   Exempt Loan Suspense Account.....................................  4
    2.22   Fund.............................................................  4
    2.23   Highly Compensated Employee......................................  4
    2.24   Holiday Plan.....................................................  6
    2.25   Hour of Service..................................................  6
    2.26   Human Resources Committee........................................ 10
    2.27   Investment Fund.................................................. 10
    2.28   Member........................................................... 10
    2.29   Participant...................................................... 10
    2.30   Plan............................................................. 11
    2.31   Plan Administrator............................................... 11
    2.32   Plan Year........................................................ 11
    2.33   Predecessor Effective Date....................................... 11
    2.34   Predecessor Plan................................................. 11
    2.35   Retirement Date.................................................. 11
    2.36   Spin-Off Date.................................................... 11
    2.37   S&RP............................................................. 11
    2.38   S&RP Spin-off Date............................................... 11
    2.39   Stock............................................................ 11
    2.40   Termination of Service........................................... 11


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    2.41   Total and Permanent Disability................................... 11
    2.42   Trust Agreement.................................................. 12
    2.43   Trustees......................................................... 12
    2.44   Valuation Date................................................... 12
    2.45   Vested Balance................................................... 12
    2.46   Vested Percentage................................................ 12
    2.47   Year of Eligibility Service...................................... 12

Article III.  Eligibility and Participation................................. 12

    3.1    Eligibility...................................................... 12
    3.2    Participation.................................................... 13
    3.3    Eligible Employees............................................... 13
    3.4    Rehired Employees................................................ 13
    3.5    Loss of Status as Eligible Employee.............................. 14
    3.6    Leased Employees................................................. 14

Article IV.  Contributions and Allocations.................................. 14

    4.1    ESOP Contributions............................................... 14
    4.2    Allocation of Forfeitures........................................ 17
    4.3    Limitations on Contributions..................................... 17
    4.4    Limitations on Annual Additions.................................. 17

Article V.  Special ESOP Provisions......................................... 19

    5.1    Designation as ESOP; Exempt Loan Transactions.................... 19
    5.2    Restrictions on Stock in Account................................. 22

Article VI.  Members' Accounts.............................................. 22

    6.1    Plan Expenses.................................................... 22
    6.2    Valuation, Allocation of Investment Earnings and
           Losses........................................................... 23
    6.3    Stock Funds...................................................... 24

Article VII.  Vesting....................................................... 30

    7.1    Vesting.......................................................... 30

Article VIII.  [Reserved]................................................... 30

Article IX.  Distributions.................................................. 30

    9.1    Entitlement to Distribution Upon Death of Member................. 30
    9.2    Distribution Upon Termination of Service for
           Reasons Other Than Death......................................... 32
    9.3    Form of Benefit Payments......................................... 32
    9.4    Time of Benefit Payments......................................... 35
    9.5    Incidental Death Benefit......................................... 36
    9.6    Distribution of Account.......................................... 36
    9.7    Limitations on Distributions..................................... 38
    9.8    Eligible Rollover Distributions.................................. 38


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    9.9    Plan to Plan Transfer............................................ 39

Article X.  [Reserved]...................................................... 39

Article XI.  Amendment and Termination...................................... 39

    11.1   Amendment and Termination........................................ 39
    11.2   Termination or Partial Termination............................... 40
    11.3   Merger, Consolidation, or Transfer............................... 40
    11.4   Effect of Change in Control...................................... 41

Article XII.  Administration of the Plan.................................... 42

    12.1   Plan Administrator............................................... 42
    12.2   Appointment and Resignation of Trustees.......................... 42
    12.3   Powers and Duties of the Plan Administrator...................... 43
    12.4   Action by Majority of the Plan Administrator..................... 43
    12.5   Rules and Regulations of the Plan Administrator.................. 43
    12.6   Conclusiveness of Reports, Etc................................... 43
    12.7   Claims Procedure................................................. 44
    12.8   Employment of Agents............................................. 45
    12.9   Compensation and Expenses of Trustees............................ 45
    12.10  Indemnity for Liability.......................................... 45
    12.11  Effect of Mistake................................................ 45

Article XIII.  Trust Arrangements........................................... 46

    13.1   Appointment of Trustee........................................... 46
    13.2   Change in Trust Agreements....................................... 46
    13.3   Trust Fund....................................................... 46
    13.4   Appointment of an Investment Manager............................. 46
    13.5   Reversion of Employer Contributions.............................. 47

Article XIV.  Top-Heavy Plan Provisions..................................... 47

    14.1   Application of Top-Heavy Provisions.............................. 47
    14.2   Definitions...................................................... 49
    14.3   Minimum Contribution............................................. 50
    14.4   Limit on Annual Additions; Combined Plan Limit................... 51

Article XV.  Participation in and Withdrawal................................ 51

    15.1   Participation in the Plan........................................ 51
    15.2   Withdrawal from the Plan......................................... 52

Article XVI.  Miscellaneous................................................. 53

    16.1   No Employment Rights Created..................................... 53
    16.2   Rights to Fund Assets............................................ 53
    16.3   Nonalienation of Benefits........................................ 54
    16.4   Expenses......................................................... 54


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    16.5   Severability..................................................... 55
    16.6   Governing State.................................................. 55
    16.7   Facility of Payment.............................................. 55
    16.8   Missing Persons.................................................. 55
    16.9   Telephonic/Electronic Decisions.................................. 55
    16.10  Titles........................................................... 55


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                             THE PROMUS HOTEL CORPORATION

                            EMPLOYEE STOCK OWNERSHIP PLAN




                                 ARTICLE I.  THE PLAN

1.1 ESTABLISHMENT OF PLAN. The Promus Hotel Corporation (the "Company") established the Promus Hotel Corporation Savings and Retirement Plan (the "S&RP") for its eligible Employees, effective as of June 30, 1995 (the "S&RP Spin-off Date"). The S&RP is a spin-off of The Promus Companies Incorporated Savings and Retirement Plan (now, the "Harrah's Entertainment, Inc. Savings and Retirement Plan") (the "Predecessor Plan")), which spin-off was pursuant to the distribution of a dividend of common stock in the Company to the shareholders of The Promus Companies Incorporated (currently, Harrah's Entertainment, Inc.).
The S&RP was amended effective June 30, 1995 and on November 15, 1995.

As of December 31, 1995, the S&RP consisted of two plans, a profit-sharing plan and a stock bonus plan ("ESOP"). Effective as of December 31, 1995, the ESOP was spun-off from the S&RP. In order to document said spin-off of the ESOP and to make certain other administrative changes to the ESOP, the Promus Hotel Corporation Employee Stock Ownership Plan (the "Plan") has been adopted by a resolution of the Board of Directors of the Company on November 15, 1995, effective as of January 1, 1996.

1.2 APPLICABILITY OF THE PLAN. The provisions of this Plan are applicable only to Employees in the employ of the Company or an Affiliate on or after January 1, 1996, except as otherwise specifically provided herein.

1.3 PURPOSE OF PLAN. The purpose of the Plan is to allow eligible Employees to accumulate capital for their retirement. The Plan is a stock bonus plan which is intended to be an "employee stock ownership plan," within the meaning of ERISA Section 407(d)(6)(A) and Code Section 4975(e)(7). The Plan is designed to invest primarily in qualifying employer securities and is intended to comply with the provisions of Code Sections 401(a), 402(a), 404(a)(3) and other applicable provisions of the Code, similar provisions of state law and ERISA, as amended.

                               ARTICLE II.  DEFINITIONS

    Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. Any masculine terminology shall be deemed to refer either to a male or a female, and the definition of any term in the singular shall also include the plural, whichever is appropriate in the context.

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2.1  ACCOUNT means the separate account maintained under the Plan for each
Member, which represents his total proportionate interest in the Fund as of any Valuation Date and which consists of a Member's Account transferred from the Predecessor Plan and/or the S&RP which evidences the value of the ESOP Contributions made on his behalf by an Employer under Section 4.5 of the Predecessor Plan and/or the S&RP and ESOP Contributions made on his behalf by an Employer under Section 4.1 of the Plan, and the value of "Employee Account 11" as defined in, and transferred from, the Holiday Plan, including any gains and losses of the Fund attributable thereto.

2.2 ADMINISTRATIVE DELEGATE means one or more persons or institutions to whom the Plan Administrator has delegated certain administrative functions pursuant to a written agreement.

2.3 AFFILIATE. Affiliate means a member of the same controlled group of corporations (as defined in Code Section 414(b)) as the Employer, a trade or business that is under common control (as defined in Code Section 414(c)) with the Employer; an organization which, along with the Employer, is a member of an affiliated service group (as defined in Code Section 414(m)); or any other entity while it is required to be aggregated with the Employer under Code
Section 414(o) and related Regulations. Notwithstanding anything in this Section to the contrary, for purposes of Section 4.4 (regarding annual limitations on additions to a Participant's Account), a determination as to whether an entity is an Affiliate shall be made in accordance with Code Section 415.

2.4 ANNUITY STARTING DATE means the first day of the first period for which a benefit is paid as an annuity or in any other form.

2.5 BENEFICIARY means the person or persons designated under Section 9.1 to receive benefits under the Plan.

2.6 BOARD OF DIRECTORS means the board of directors of the Company, the Human Resources Committee, or any other committee of the Board of Directors designated by the Chief Executive Officer, with authority to act in matters related to the Plan.

2.7 BREAK YEAR means a Plan Year in which the Employee is credited with no more than 500 Hours of Service.

2.8  CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of the Company.

2.9 CODE means the Internal Revenue Code of 1986, as amended from time to time. A reference to a provision of the Code shall, if such provision is amended, refer to the successor to such provision to the extent required by law.


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2.10  COMPANY means Promus Hotel Corporation or any successor thereto that agrees to assume and continue this Plan.

2.11  COMPENSATION.

    (a) Except as otherwise specified in subsections (b) and (c), Compensation means base pay paid to the Employee by the Employer (determined prior to such Employee's election to reduce wages under Code Section 125 or 401(k)); including shift premiums, commissions, and tips reported to the Employer for additional withholding of Federal income tax (not to exceed actual tips received); and excluding overtime, bonuses, and other forms of additional remuneration.

    (b) For purposes of determining whether an individual is a Highly Compensated Employee, "Compensation" means an Employee's compensation, as defined in Code Section 414(q)(7) and the applicable Treasury Regulations.

    (c)  For purposes of satisfying the limits on contributions described in
         Section 4.3, Compensation means an Employee's compensation as defined in Code Section 414(s), and, at the Plan Administrator's election, may be increased by amounts excluded from wages by reason of an Employee's election to reduce wages under Code Sections 125 and 401(k).

    (d) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is
         12. In determining the Compensation of an Employee for purposes of this limitation, Code Section 414(q)(6) shall apply, except in applying such Section, the term "family" shall include only the Employee's spouse and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year.

2.12 DIVISION means an Employer, Affiliate, group, or other identifiable unit of the Company.


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2.13  ELIGIBLE EMPLOYEE means an Employee described in Section 3.3.

2.14 EMPLOYEE means any individual employed by the Company or an Affiliate. No individual shall be considered an Employee under the Plan by reason of service to the Company or an Affiliate solely as a director or during a period of service pursuant to an agreement designating such service as that of a consultant.

2.15 EMPLOYER means the Company and any Affiliate which is participating hereunder or which elects or determines, with the consent of the Chief Executive Officer, to participate hereunder. An Affiliate that employs a nonresident alien who is participating in this Plan under Section 3.3(a) shall be deemed an Employer only with respect to such nonresident alien.

2.16  ENROLLMENT FORM means the form described in Section 3.2.

2.17  ENTRY DATE means January 1, 1996, or any January 1 or July 1 thereafter.

2.18 ERISA means the Employee Retirement Income Security Act of 1974, as in effect at the time with respect to which such term is used.

2.19  ESOP CONTRIBUTIONS mean the contributions made by the Employer under
Section 4.1, and shall include both Discretionary Per Capita ESOP Contributions and Discretionary Pay-Related ESOP Contributions.

2.20 EXEMPT LOAN means a loan to the Plan or Fund which is not prohibited by Code Section 4975(c) because it is used to finance the acquisition of Stock or refinance a previous Exempt Loan, and which otherwise meets the requirements of Code Section 4975(d)(3) and the Regulations promulgated thereunder.

2.21 EXEMPT LOAN SUSPENSE ACCOUNT means the account containing the proceeds of an Exempt Loan and the Stock acquired with such proceeds, to the extent that such proceeds and such Stock have not been allocated to the Accounts of Members under Section 4.1.

2.22 FUND means the trust fund established under Article XIII to hold the assets of the Plan. It shall be composed of one or more separate Investment Funds, as permitted by the Plan Administrator, including a Fund which is invested solely or primarily in Stock (the "ESOP Investment Fund").

The Plan Administrator and the Trustees shall have the discretion to establish, amend, and terminate such Investment Funds as they shall deem appropriate.

2.23 HIGHLY COMPENSATED EMPLOYEE means an Employee who performs service during the determination year and is described in one or more of the following groups:


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    (a)  An Employee who is a 5% owner, as defined in Code Section
         416(i)(1)(A)(iii), at any time during the determination year or the look-back year.

    (b) An Employee who receives compensation in excess of $75,000, (indexed in accordance with Code Section 415(d)) during the look-back year.

    (c) An Employee who receives compensation in excess of $50,000 (indexed in accordance with Code Section 415(d)) during the look-back year and is a member of the top-paid group for the look-back year.

    (d) An Employee who is an officer, within the meaning of Code Section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which the look-back year begins.

    (e) An Employee who is both described in paragraph (b), (c) or (d) above when these paragraphs are modified to substitute the determination year for the look-back year and one of the 100 employees who receive the most compensation from the Employer during the determination year.

    For purposes of the definition of Highly Compensated Employee:

         (1) The determination year is the Plan Year for which the determination of who is highly compensated is being made.

         (2) The look-back year is the 12 month period immediately preceding the determination year, or if the Employer elects, the calendar year ending with or within the determination year.

         (3) The top-paid group consists of the top 20% of Employees ranked on the basis of compensation received during the year. For purposes of determining the number of Employees in the top-paid group, Employees described in Code Section 414(q)(8) and Q & A 9(b) of
              Section 1.414(q)-1T of the Code Regulations are excluded.

         (4) The number of officers is limited to 50 (or, if lesser, the greater of 3 Employees or 10% of Employees) excluding those Employees who may be excluded in determining the top-paid group.

         (5)  When no officer has compensation in excess of 50% of the Code
              Section 415(b)(1)(A) limit, the


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              highest paid officer is treated as highly compensated.

         (6)  Compensation means compensation within the meaning of Code
              Section 415(c)(3), including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity.

         (7) Employers aggregated under Code Section 414(b), (c), (m), or (o) are treated as a single Employer.

    For purposes of the requirements of Code Section 414(q), a Highly Compensated Employee who is either a 5% owner or one of the ten most Highly Compensated Employees is subject to the family aggregation rules of Code Section 414(q)(6). For purposes of the family aggregation rules, the term "family" means, with respect to any Employee, such Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants.

2.24 HOLIDAY PLAN means the Holiday Corporation Savings and Retirement Plan, as in effect immediately before the Predecessor Effective Date.

2.25  HOUR OF SERVICE.

    (a) GENERAL RULE. "Hour of Service" means each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company or an Affiliate--

         (1)  for the performance of duties,

         (2) on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, or

         (3) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate;

         provided, however, that no hour shall be credited as an Hour of Service under more than one of the preceding paragraphs. For Employees who are paid on other than an hourly basis, Hours of Service shall be credited for each payroll period of the Employee for which the Employee receives or is entitled to receive compensation according to the following chart:


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              Payroll Period           Hours of Service Credited
              --------------           -------------------------
              (1) Daily                          10
              (2) Weekly                         45
              (3) Bi-Weekly                      90
              (4) Semi-Monthly                   95
              (5) Monthly                       190

    (b)  APPLICABLE COMPUTATION PERIOD.

         (1) Hours of Service described in subsection (a)(1) shall be credited to the computation period (as defined below) in which the duties are performed.

         (2) Hours of Service described in subsection (a)(2) shall be credited to the computation period in which the Employee is compensated for such Hours of Service.

         (3) Hours of Service described in subsection (a)(3) shall be credited to the computation period to which the award or agreement for back pay pertains, rather than the computation period in which the award, agreement, or payment is made.

         (4) The term "computation period" means the appropriate 12-month period determined under Section 2.47 for purposes of determining Years of Eligibility Service.

    (c) HOURS NOT COUNTED. This subsection limits the Hours of Service credited for periods during which no duties are performed and applies whether or not Hours of Service otherwise would have been counted for such periods under subsection (a)(2).

         (1) UNPAID TIME. An hour for which an Employee is not paid, either directly or indirectly, shall not be credited except in the case of an approved leave of absence or military leave (as defined below).

         (2) WORKERS' COMPENSATION, DISABILITY INSURANCE, OR UNEMPLOYMENT COMPENSATION. An hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which the Employee performed no duties shall not be credited if such payment is made or due under a plan maintained solely for the purpose of complying with an applicable workers' compensation, disability insurance, or unemployment compensation law.

         (3) MEDICAL REIMBURSEMENT. Hours of Service shall not be credited for a payment which solely reimburses


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              the Employee for medical or medically-related expenses incurred by the Employee.

         (4) 501 HOUR LIMITATION. Except in the case of an approved leave of absence or military leave and except as required by the Family and Medical Leave Act of 1993, not more than 501 Hours of Service shall be credited under subsection (a)(2) on account of any single period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

    (d) MILITARY LEAVE. An Employee shall be credited with an Hour of Service for each hour of the normally scheduled workweek for each week during any period in which he is absent from work, without pay, with the Company and its Affiliates for voluntary or involuntary military service with the armed forces of the United States of America, but not to exceed the period required under the laws pertaining to veteran's reemployment rights; provided, however, that if he fails to return to the employ of the Company or an Affiliate at the end of such absence during which he has reemployment rights under the applicable laws, he shall not receive credit for hours on such leave.

    (e) MATERNITY AND PATERNITY ABSENCE. Solely for purposes of determining whether a Break Year has occurred, an Employee shall be credited with an Hour of Service for each hour which would have been credited to such Employee but for such Employee's absence from employment for maternity or paternity reasons. In any case in which the Plan Administrator is unable to determine the hours which would have been credited to such Employee but for such absence, the Employee shall be credited with eight Hours of Service for each day of the normally scheduled workweek the Employee is absent from work for maternity or paternity reasons. An absence from work for maternity or paternity reasons shall mean an absence--

         (1)  by reason of the pregnancy of the Employee,

         (2)  by reason of the birth of a child of the Employee,

         (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

    (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.


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         Except as required by the Family and Medical Leave Act of 1993, no more than 501 Hours of Service shall be credited under this subsection for any such absence. Hours of Service under this subsection shall be credited in the Plan Year in which the absence from employment commences if the crediting is necessary to prevent a Break Year (and only to prevent a Break Year) or, in all other cases, such Hours of Service shall be credited in the following Plan Year (and only for the purpose of preventing a Break Year in such Plan Year).

    (f)  SPECIAL RULE FOR FORMER EMPLOYEES OF THE PROMUS COMPANIES
         INCORPORATED.

         (1) Notwithstanding any other provision of this Section 2.25, for purposes of Section 2.47, with respect to an Employee who was an employee of The Promus Companies Incorporated or one of its affiliates (as defined in the Predecessor Plan), including for purposes of this Section 2.25(f) Harrah's Entertainment, Inc. or any of its subsidiaries, at any time prior to the S&RP Spin-Off Date and who becomes an Employee of the Company or an Affiliate under either of the circumstances described below, "Hour of Service" shall include, to the extent reasonably determinable by the Plan Administrator, each "Hour of Service" credited to such Employee under the Predecessor Plan through the date determined in accordance with the following:

              (A) any such employee who was employed by The Promus Companies Incorporated or one of its affiliates (as defined in the Predecessor Plan) on the day immediately preceding the S&RP Spin-Off Date and who becomes employed by the Company or any Affiliate on or after the S&RP Spin-Off Date but prior to January 1, 1996, or who becomes concurrently employed by The Promus Companies Incorporated or one of its affiliates (as defined in the Predecessor Plan) and the Company or an Affiliate as of the S&RP Spin-Off Date, shall be credited with such "Hours of Service" through the date of commencement of such Employee's employment or concurrent employment with the Company or Affiliate; or

              (B) any such employee who becomes employed by the Company or any Affiliate after December 31, 1995 but within five years after the S&RP Spin-Off Date shall be credited with such "Hours of Service" through the S&RP Spin-Off Date only.


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         (2)  Notwithstanding any other provision of this Section 2.25, for purposes of Section 2.47, with respect to an Employee who (i) is a former employee of The Promus Companies Incorporated or one of its affiliates (as defined in the Predecessor Plan) participating in the Predecessor Plan, (ii) was, on the S&RP Spin-Off Date, employed by The Promus Companies Incorporated in a position in its Administrative Systems Department or Computer Operations Department in a capacity supporting the Human Resources and Financial Computer Systems for the hotel business of The Promus Companies Incorporated, (iii) terminates employment with The Promus Companies Incorporated (currently, Harrah's Entertainment, Inc.) or one of its affiliates (as defined in the Predecessor
              Plan) within thirty months following the S&RP Spin-Off Date and
              (iv) within thirty days following such termination is employed by the Company or one of its Affiliates in a capacity substantially similar to the capacity in which such employee was employed by The Promus Companies Incorporated (currently, Harrah's Entertainment, Inc.) or one of its affiliates (as defined in the Predecessor Plan), "Hour of Service" shall include, in addition to each "Hour of Service" credited to such employee during the period preceding and including the S&RP Spin-Off Date, each "Hour of Service" credited to such Employee under the Predecessor Plan during the period following the S&RP Spin-Off Date until the date of such termination of employment, to the extent that such service is reasonably determinable by the Plan Administrator.

    (g) CONSTRUCTION. This Section is intended to be consistent with the requirements of Section 2530.200b-2 of Department of Labor Regulations and shall be so construed.

2.26 HUMAN RESOURCES COMMITTEE means the committee of that name appointed by the Board of Directors, or any successor to such committee.

2.27 INVESTMENT FUND means one of the investment funds of the Fund which is authorized by the Plan Administrator and the Trustees at the time of reference.

2.28 MEMBER means a Participant, or a former Participant who still has a balance in his Account.

2.29 PARTICIPANT means any Employee of an Employer who has met and continues to meet the active participation requirements of the Plan as set forth in Article III.

2.30 PLAN means the Promus Hotel Corporation Employee Stock Ownership Plan, as set forth herein.

2.31 PLAN ADMINISTRATOR means Promus Hotels, Inc. acting through one or more of its officers or their respective delegates.

2.32  PLAN YEAR means the calendar year.

2.33  PREDECESSOR EFFECTIVE DATE means February 6, 1990.

2.34 PREDECESSOR PLAN means the Promus Companies Incorporated Amended and Restated Savings and Retirement Plan (now, the Harrah's Entertainment, Inc. Savings and Retirement Plan), as in effect immediately before the S&RP Spin-Off Date, unless otherwise required by the context to include The Harrah's Entertainment, Inc. Savings and Retirement Plan, as in effect after the Spin-Off Date.

2.35  RETIREMENT DATE under the Plan includes the following:

    (a)  NORMAL RETIREMENT DATE means the Employee's sixty-fifth birthday.

    (b) EARLY RETIREMENT DATE means the date on or after the Employee's fifty-fifth birthday, but before his sixty-fifth birthday, on which he retires.

2.36  SPIN-OFF DATE means December 31, 1995.

2.37 S&RP means the Promus Hotel Corporation Savings and Retirement Plan as it existed on the Spin-Off Date and, following the Spin-Off Date, the Promus Hotel Corporation Savings and Retirement Plan - A and the Promus Hotel Corporation Savings and Retirement Plan - B, as applicable.

2.38 S&RP SPIN-OFF DATE means June 30, 1995 when the S&RP was spun off of the Predecessor Plan.

2.39 STOCK means the common stock of the Company or an Affiliate, as the Plan Administrator shall determine.

2.40 TERMINATION OF SERVICE means the last date on which the individual is an Employee of the Company or an Affiliate.

2.41 TOTAL AND PERMANENT DISABILITY means any physical or mental injury or disease which causes an Employee to be permanently incapable of continuing employment with his or her Employer or securing any gainful employment. Such disability shall be established by certification to the Plan Administrator. Such certification shall be by:

    (a) a physician selected by the Employee and approved by the Plan Administrator;

    (b) three physicians, one selected by the Employee, one selected by the Plan Administrator, and one selected by the physicians selected by the Employee and Plan Administrator;

    (c)  an award to receive Social Security disability benefits; or

    (d) approval of waiver of premiums under the Employer's group life insurance plan.

2.42 TRUST AGREEMENT means the agreement under which Plan assets are held and invested pursuant to Article XIII.

2.43 TRUSTEES means the person or persons acting as trustee under the Trust Agreement.

2.44 VALUATION DATE means any day that the New York Stock Exchange is open for business or any other date designated by the Plan Administrator and the Trustees.

2.45 VESTED BALANCE as of a given date means the aggregate balance of the Member's Account.

2.46  VESTED PERCENTAGE means 100% of the balance of the Member's Employee
Account.

2.47 YEAR OF ELIGIBILITY SERVICE. An Employee shall receive credit for a Year of Eligibility Service for each 12-month period during which the Employee completes 1,000 or more Hours of Service, beginning on (1) the earlier of the Employee's first day of compensated work for the Company or an Affiliate or, to the extent applicable pursuant to Section 2.25(f), The Promus Companies Incorporated (currently, Harrah's Entertainment, Inc.) or an affiliate thereof (as defined in the Predecessor Plan) or (2) any January 1 thereafter.

                     ARTICLE III.  ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. Each Eligible Employee who was eligible to participate in the S&RP on the Spin-Off Date shall be eligible to become a Participant in this Plan on January 1, 1996, provided that he is then an Eligible Employee. Each other Employee who becomes an Eligible Employee after January 1, 1996 shall be eligible to become a Participant on the latest of:

    (a) the Entry Date coincident with or next following the date on which he becomes an Eligible Employee; or

    (b) the Entry Date coincident with or next following his completion of one Year of Eligibility Service.

3.2  PARTICIPATION.

    (a) Each Employee shall automatically become a Participant on the Entry Date coincident with or next following the date on which he satisfies the requirements of Section 3.1.

    (b) The Enrollment Form in effect for each Employee under the S&RP on the Spin-Off Date shall apply under the Plan for purposes of his Beneficiary designation pursuant to Section 9.1; provided, however, that such Employee may change his Beneficiary designation by submitting a Beneficiary Designation Form at a time and in a manner specified by the Plan Administrator.

    (c)  Any other Employee who becomes a Participant in accordance with
         Section 3.2(a) shall submit a Beneficiary designation pursuant to
         Section 9.1.

3.3  ELIGIBLE EMPLOYEES.

    (a) GENERAL RULE. Subject to the provisions of subsection (b), the term "Eligible Employee" shall mean an Employee of an Employer and shall include a nonresident alien who receives no United States source income from an Employer who has been designated by an Employer as eligible to participate in this Plan.

    (b) EXCLUDED EMPLOYEES. There shall be excluded from the class of "Eligible Employees" any Employees included in a unit of employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining, unless such agreement specifically provides for participation in the Plan. In addition, there shall be excluded from the class of "Eligible Employees" any Employees who (1) are nonresident aliens and receive no United States source income from an Employer unless specifically designated as "Eligible Employees" by the Employer, or (2) reside in Puerto Rico or are otherwise subject to the income tax code of Puerto Rico unless such Employee is designated as an Eligible Employee by the Employer.

3.4 REHIRED EMPLOYEES. Each reemployed Employee who was an Eligible Employee and who has completed a Year of Eligibility Service prior to his Termination of Service but was not then a Participant shall be eligible to become a Participant on the Entry Date coincident with or next following his satisfying the requirements of Section 3.3. A former Eligible Employee who was a Participant and is re-employed as an Eligible Employee will be eligible to participate in the Plan immediately upon his or her reemployment commencement date. Each other former Employee who is subsequently rehired by the Company or an Affiliate as an

Eligible Employee shall, upon reemployment become a Participant in accordance with Sections 3.1 and 3.2.

3.5 LOSS OF STATUS AS ELIGIBLE EMPLOYEE. For any period during which a Member either--

    (a) remains in the employ of the Company or Affiliate, but ceases to be an Eligible Employee within the meaning of Section 3.3; or

    (b)  is no longer an Employee but has an Account balance under the Plan,

no contributions of any kind shall be made on his behalf to his Account, but such individual shall remain a Member for all other purposes until the earlier of his death or the complete distribution (and/or forfeiture) of his Account.

3.6 LEASED EMPLOYEES. A person who is treated as an Employee of an Employer or an Affiliate pursuant to Code Section 414(n) or (o) and the regulations thereunder shall be considered a "leased employee" and shall not be considered an Employee for purposes of the Plan. If such a person participates in the Plan as a result of subsequent employment with an Employer or Affiliate, he shall receive Years of Eligibility Service for his employment as a leased employee.

Notwithstanding the preceding provisions of this Section, a leased employee shall be treated as an Employee for purposes of applying the requirements described in Code Section 414(n)(3) and in determining the number and identity of Highly Compensated Employees.

                      ARTICLE IV.  CONTRIBUTIONS AND ALLOCATIONS

4.1  ESOP CONTRIBUTIONS.

    (a)  EMPLOYER CONTRIBUTIONS.

         (1) DISCRETIONARY PER CAPITA ESOP CONTRIBUTIONS. For each Plan Year, each Employer may make Discretionary Per Capita ESOP Contributions in the form of Stock, cash, or bonds, to the Fund in an amount determined by the Human Resources Committee in its sole and absolute discretion.

         (2) DISCRETIONARY PAY-RELATED ESOP CONTRIBUTIONS. For each Plan Year, each Employer may make Discretionary Pay-Related ESOP Contributions in the form of Stock, cash, or bonds, to the Fund in an amount determined by the Human Resources Committee in its sole and absolute discretion.

    (b) APPLICATION OF CASH CONTRIBUTIONS. Except to the extent of current cash needs of the Plan, or to the extent used to repay an outstanding Exempt Loan, cash contributions under this Section 4.1 shall be invested in Stock as soon as practicable after they are paid to the Fund in an amount sufficient so that each Account will continue to be invested primarily in Stock.

    (c)  ALLOCATION OF ESOP CONTRIBUTIONS.

         (1) ESOP Contributions shall first be used to make payments on any outstanding Exempt Loans pursuant to the terms of such loans. Stock released as a result of payments made on an outstanding Exempt Loan shall be allocated to Members' Accounts in accordance with paragraph (2). ESOP Contributions that are not used to repay an Exempt Loan shall be allocated to the Account of each Participant who, as of the last day of the Plan Year--

              (A) was credited with 1,000 Hours of Service in the Plan Year, and

              (B) either (i) was actively employed by an Employer on such day, or (ii) was absent from employment due to an authorized leave of absence.

              ESOP Contributions made pursuant to subsection (a)(l) shall be allocated to each eligible Participant on a per capita basis. ESOP Contributions made pursuant to subsection (a)(2) shall be allocated to each eligible Participant on a percentage of Compensation basis, with each eligible Participant receiving an allocation equal to a uniform percentage of his Plan Year Compensation.

         (2) Stock acquired with the proceeds of an Exempt Loan shall be added to and maintained in the Exempt Loan Suspense Account and shall thereafter be released from such account and allocated to the Accounts of Participants as follows:

              (A) For each Plan Year until the Exempt Loan is fully repaid, the number of shares of Stock released from the Exempt Loan Suspense Account shall equal the number of unreleased shares immediately before such release for the current Plan Year multiplied by the "Release Fraction." As used herein, the Release Fraction shall be a fraction the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the duration of the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, if such Exempt Loan is repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Stock in the Exempt Loan Suspense Account, but, rather, such release shall be effected pursuant to the foregoing provisions of this subparagraph on the basis of payments of principal and interest on such Substitute Loan.

              (B) If required by any pledge or similar agreement, in lieu of applying the foregoing provisions with respect to an Exempt Loan or Substitute Loan, shares shall be released from the Exempt Loan Suspense Account as the principal amount of such loan is repaid (and without regard to interest payments), provided the following three conditions are satisfied:

                   (i) The Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid in time than level annual payments of such amounts for ten years.

                   (ii) The interest portion of any payment is disregarded only to the extent it would be treated as interest under standard loan amortization tables.

                  (iii) If the Exempt Loan is renewed, extended, or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension, or new Exempt Loan period must not exceed ten years.

              (C) Shares of Stock released from the Exempt Loan Suspense Account for a Plan Year in accordance with this paragraph
                   (2) shall be held in the Fund on an unallocated basis until allocated on the last day of the Plan Year. Such allocation shall be to the Account of each Participant who is eligible for an allocation under paragraph (1). Stock released pursuant to Discretionary Per Capita

                   ESOP Contributions shall be allocated on a per capita basis. As of the end of each Plan Year, the ESOP shall consistently allocate to the Participants' accounts non-monetary units representing Participants' interests in assets withdrawn from the suspense account. Stock released pursuant to Discretionary Pay-Related ESOP Contributions shall be allocated on a percentage of Compensation basis, with each eligible Participant receiving an allocation equal to a uniform percentage of his Plan Year Compensation.

              (D) It is intended that the provisions of this paragraph (2) shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation
                   Section 54.4975-7(b)(8), and any successor Regulation thereto.

    (d) TIMING OF ESOP CONTRIBUTIONS. ESOP contributions shall be paid to the Trustee not later than the date prescribed by law for the Employer to obtain a federal income tax deduction for the Plan Year for which such contributions are made.

4.2 ALLOCATION OF FORFEITURES. Persons who are credited with 1,000 Hours of Service during the Plan Year and are either (1) actively employed by an Employer on the last day of the Plan Year, or (2) are absent from employment due to an authorized leave of absence, shall share in amounts forfeited under Section 16.8 on a percentage of Compensation basis, with each eligible Participant receiving an allocation equal to a uniform percentage of his Plan Year Compensation.

4.3 LIMITATIONS ON CONTRIBUTIONS. The aggregate amount of ESOP Contributions for a taxable year of the Employer allocated to the Accounts of Participants who are Highly Compensated Employees shall not exceed one-third of the aggregate ESOP Contributions made under Section 4.1 and which are deductible under Code
Section 404(a)(9) with respect to the taxable year on behalf of all Participants.

4.4 LIMITATIONS ON ANNUAL ADDITIONS. The provisions of this Section 4.4 shall apply to Plan Years (which shall be the "limitation years" under this Plan for purposes of Code Section 415).

    (a) ANNUAL ADDITION. "Annual Addition" means, for any Participant for any Plan Year, an annual addition as defined in Code Sections 415(c)(2) and 415(c)(6), generally including the sum of:

         (1) all Company and Affiliate contributions made for the Participant under "any defined contribution plan" for the year;

         (2) the Participant's after-tax contributions for the year to "any defined contribution plan;"

         (3) any forfeitures or employer contributions allocated to him for the year under "any defined contribution plan," except as otherwise specified in Code Section 415(c)(6) for an employee stock ownership plan that satisfies certain nondiscrimination requirements; and

         (4) contributions to an individual, post-retirement medical account for the Participant, to the extent required by Code Section 415(1) or 419A(d)(2).

         "Any defined contribution plan" means all qualified defined contribution plans of the Employers and Affiliates that are considered as one plan under Code Sections 414 and 415.

    (b) LIMITATION. Notwithstanding the foregoing provisions of this Article IV, for any Plan Year the Annual Addition of a Participant shall not exceed the lesser of--

         (1) $30,000 (or other amount for a particular Plan Year as may be determined under Code Sections 415(c)(1) and 415(d) and related Regulations); or

         (2) 25 percent of the Participant's wages and all other payments of compensation (for such Plan Year) as reported on Form W-2 (currently entitled "wages, tips, other compensation") (or the successor method of reporting income under Code Sections 6041, 6051 and 6052) and as described in Treas. Reg. Section 1.415-2(d)(11)(i).

    (c) ADDITIONAL LIMITATION. If in any Plan Year a Participant is both a participant in any defined contribution plan and a participant in any qualified defined benefit plan of the Employer or an Affiliate, the sum of the defined benefit fraction (as defined in Code Section 415(e)(2)) and the defined contribution fraction (as defined in Code
         Section 415(e)(3)) shall not exceed 1.0. In calculating the defined contribution fraction, the Plan Administrator may, in his discretion, make the election provided under Code Section 415(e)(6). Before any contributions are reduced under this Plan, the benefit under a defined benefit plan shall be reduced to the extent necessary to ensure that the sum of the defined benefit fraction and defined contribution fraction does not exceed 1.0.

    (d) REDUCTION IN ANNUAL ADDITIONS. (1) If in any Plan Year a Member's Annual Addition exceeds the limitation determined above, such excess shall not be allocated to his accounts in any defined contribution plan. In accordance with the provisions of Code Section 415 and the Regulations thereunder, the Plan Administrator will distribute elective deferrals (within the meaning of Code Section 402(g)(3)) or return voluntary Employee contributions to the extent that the distribution or return will reduce the excess amounts in the Member's Account. Amounts equal to any gains attributable to the returned elective deferrals and voluntary Employee contributions will also be returned to the Member if necessary to insure that a Member's Annual Addition does not exceed the limitation determined above. If gains attributable to the returned elective deferrals or returned voluntary Employee contributions are not returned to the Member, such earnings will be considered as an Employee contribution for the limitation Plan Year for which the returned contribution was made. (2) If the foregoing distributions do not completely reduce the excess amounts in the Member's account, then the remaining excess amounts in the Member's Account will be placed in a suspense account and used to reduce Employer contributions for the next Plan Year and succeeding Plan Years as necessary (referred to as the "Next Plan Year"). Such remaining excess amounts will be held unallocated in the suspense account for the limitation Plan Year and will be allocated and reallocated in the next Plan Year to the Accounts of all Participants in accordance with applicable Code Regulations. Such suspense account shall share in the gains and losses of the Fund on the same basis as other Accounts. Excess amounts that are allocated to Participants will be used to reduce Employer contributions for the Plan Year in which such allocation occurs. For purposes of this Section 4.4(d)(2), excess amounts will not be distributed to Participants or former Participants.

                         ARTICLE V.  SPECIAL ESOP PROVISIONS

5.1  DESIGNATION AS ESOP; EXEMPT LOAN TRANSACTIONS.

    (a) The Plan is hereby designated as an employee stock ownership plan and the primary purpose of such Plan is to invest in Employer securities.

    (b) The Company may direct the Trustee to incur a loan on behalf of the Fund, provided that such loan qualifies as an Exempt Loan.

                   (i) IN GENERAL. An Exempt Loan shall be used primarily for the benefit of Participants and Beneficiaries and shall be structured to withstand the special scrutiny specified in Treasury Regulation 54.4975-7(b)(2)(ii) and similar standards that apply under ERISA. All the surrounding facts and circumstances, including those described in paragraphs (ii) and (iii) of this Section 5.1(b), will be considered in determining whether the Exempt Loan satisfies this requirement. However, no loan will satisfy this requirement unless it satisfies the requirements of paragraphs (c), (d), and (e) of this Section 5.1.

                   (ii) NET AFFECT ON PLAN ASSETS.  At the time that an Exempt
                        Loan is made, the interest rate for the loan and the price of securities to be acquired with the loan proceeds shall not be such that the Plan assets might be drained off.

                  (iii) ARM'S-LENGTH STANDARD.  The terms of an Exempt Loan, whether or not between independent parties, shall, at the time the loan is made, be at least as favorable to the ESOP as the terms of a comparable loan resulting from arm's-length negotiations between independent parties.

    (c) USE OF LOAN PROCEEDS. The proceeds of an Exempt Loan shall be used within a reasonable time after the receipt by the borrowing ESOP only for any or all of the following purposes:

                   (i)  to acquire qualifying employer securities;

                   (ii) to repay such Exempt Loan; or

                  (iii) to repay a prior Exempt Loan in a transaction creating a Substitute Loan, as described in Code Section 4.1(c)(2)(A). A new loan, the proceeds of which are so used, shall satisfy the provisions of Code Regulation 54.4975-7(d). Except as provided in paragraph (b)(9) and (10) of Code Regulation 54.4975-7 or otherwise required by applicable law, no security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an ESOP.

    (d) LIABILITY AND COLLATERAL OF ESOP FOR LOAN. An Exempt Loan shall be without recourse against the ESOP. Furthermore, the only assets of the ESOP that shall be given as collateral on an Exempt Loan are qualifying employer securities of two classes: those acquired with the proceeds of the Exempt Loan and those that were used as collateral on a prior Exempt Loan be paid with the proceeds of the current Exempt Loan. No person entitled to payment under the Exempt Loan shall have any right to assets of the ESOP other than: (i) Collateral given for the loan, (ii) Contributions (other than contributions of employer securities) that are made under the ESOP to meet its obligations under the loan, and (iii) Earnings attributable to such collateral and the investment of such contributions.

         The payments made with respect to an Exempt Loan by the ESOP during a Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. Such contributions and earnings shall be accounted for separately in the books of account of the ESOP until the Exempt Loan is repaid.

    (e) DEFAULT. In the event of default upon an Exempt Loan, the value of Plan assets transferred in satisfaction of the loan shall not exceed the amount of default. If the lender is a disqualified person, an Exempt Loan shall provide for a transfer of plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan. For purposes of this subparagraph (e) the making of a guarantee does not make a person a lender.

    (f) REASONABLE RATE OF INTEREST. The interest rate of an Exempt Loan shall not be in excess of a reasonable rate of interest. All relevant factors will be considered in determining a reasonable rate of interest, including the amount and duration of the Exempt Loan, the security and guarantee (if any) involved, the credit standing of the ESOP and the guarantor (if any), and the interest rate prevailing for comparable loans. When these factors are considered, a variable interest rate may be reasonable. In addition to the above requirements, an Exempt Loan shall comply with all other provisions of Code Regulation 54.4975-7.

    Qualifying employer securities pledged as collateral shall be placed in an Exempt Loan Suspense Account and released and allocated pursuant to Section 4.1(c).

    Payments of principal and interest on any loan under this Section shall be made by the Trustee solely from: (i) ESOP Contributions available to meet obligations under the loan, (ii) earnings from the investment of such contributions, (iii) dividends and other earnings attributable to qualifying employer securities acquired with an Exempt Loan, (iv) the proceeds of a Substitute Loan, and (v) in the case of a default under an Exempt Loan or in the case where it is determined to be in the best interest of Participants and Beneficiaries, the proceeds of the sale of any qualifying employer securities pledged as collateral for an Exempt Loan.

5.2 RESTRICTIONS ON STOCK IN ACCOUNT. Except as provided in Section 9.6, or as otherwise required by applicable law, qualifying employer securities allocated to Employee's Accounts may not be subject to a put, call, or option, or buy-sell or similar arrangements, while held by and when distributed from the Plan.

                            ARTICLE VI.  MEMBERS' ACCOUNTS

6.1  PLAN EXPENSES.

    (a) INVESTMENT FEES, ETC. Expenses attributable to the management and investment of each of the Funds shall be charged against the respective Fund.

    (b) ADMINISTRATIVE EXPENSES, ETC. All fees paid to the Trustee for trustee services, all fees paid for recordkeeping services performed by the Trustee, the Plan Administrator and any third-party service provider, and any other costs or expenses described in Sections 12.9 and 16.4, shall constitute a charge upon the Fund and shall be paid from Members' Accounts in proportion to the balance of such Accounts except to the extent that the Company or an Employer elects to pay such fees, costs or expenses; provided that the Company or an Employer may advance fees, costs or expenses on behalf of the Plan in which case the Company or Employer will be reimbursed for such payment by the Plan from Fund assets.

6.2  VALUATION, ALLOCATION OF INVESTMENT EARNINGS AND LOSSES.

    (a) GENERAL RULE. Except as provided in subsections (b) and (c), Accounts and Funds shall be valued at their fair market values as of each Valuation Date. Except as provided in subsections (b) and (c) earnings, gains, and losses (realized or unrealized) for each Fund shall be allocated to the portion ("subaccount") of a Member's Account maintained with respect to that Fund, in the same ratio that the value of his subaccount (determined as of the Valuation Date) bears to the sum of the values of all Members' subaccounts maintained with respect to the Fund. For the purpose of determining this ratio, the value of a subaccount shall be the value of the subaccount as of the last preceding Valuation Date. After the allocation of earnings, gains, and losses, each Member's Account shall be adjusted for contributions, reallocated forfeitures, loan repayments, interfund transfers, distributions, withdrawals, and expenses made or incurred since the last preceding Valuation Date.

    (b) UNALLOCATED EARNINGS. Except as provided in subsection (c), earnings, gains, and losses which have not been allocated to Members' Accounts during the Plan Year under subsection (a), shall be allocated as of the last day of the Plan Year to all Members who have a balance in their Account as of such date. Each such Member shall receive a percentage of the total amount allocated under this subsection (b) equal to--

         (1) the balance in the Member's Account as of the last Valuation Date of the Plan Year, divided by

         (2) the total balance of the Accounts of all eligible Members as of the last Valuation Date of the Plan Year.

         Amounts allocated under this subsection (b) shall be credited to the various Accounts and invested in the various Investment Funds in accordance with uniform and nondiscriminatory procedures established by the Plan Administrator.

    (c) UNIT VALUES, The Plan Administrator or the Trustees (or their designated agent or agents) or the Administrative Delegate may, for administrative purposes, establish unit values for one or more Investment Fund (or any portion thereof) and maintain the Accounts setting forth each Member's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as such Plan Administrator shall deem to be fair, equitable and administratively practicable. Such terms and procedures may be detailed in a separate document approved by the Plan Administrator and such terms and procedures shall be deemed to be incorporated in the Rules of the Plan. In the event that unit accounting is thus established for any Investment Fund (or any portion thereof), the value of a Member's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof) multiplied by the number of units then credited to the Member.

6.3  STOCK FUNDS.

    (a) VALUATION.

         (i)  Subject to the special valuation rules set forth in subsections
         (ii) and (iii), Stock in the Investment Funds shall be initially valued at the purchase price paid by the Trust and thereafter shall be valued at its most recent closing price on the New York Stock Exchange as of the Valuation Date. In the discretion of the Plan Administrator, the Plan Administrator (or its designated agent or agents) may establish a pooled Investment Fund consisting of Company Stock and cash in order to facilitate payments to Participants. The Plan Administrator or the Trustees (or their designated agent or agents) may, for administrative purposes, establish unit values for one or more Investment Fund, (or any portion thereof) and maintain the Accounts setting forth each Member's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as such Plan Administrator shall deem to be fair, equitable and administratively practicable. Such terms and procedures may be detailed in a separate document approved by the Plan Administrator and such terms and procedures shall be deemed to be incorporated in the Rules of the Plan. In the event that unit accounting is thus established for any Investment Fund (or any portion thereof), the value of a Member's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof) multiplied by the number of units then credited to the Member.

         (ii) If Stock ceases to be publicly traded or if it is being valued in connection with a transaction between the Plan and a "party in interest" (as defined in ERISA Section 3(14)) or a "disqualified person" (as defined in Section 4975(e)(2) of the Code) or in connection with an extraordinary transaction or event, its value shall be determined by the Trustees in good faith based on all relevant factors.

         (iii) In the case of Stock acquired with an Exempt Loan the following special valuation rules shall apply:

              a. For purposes of valuing such Stock in any transaction between the Plan and any "disqualified person" as that term is defined in Code Section 4975(e)(2), fair market value shall be determined in good faith by the Administrator in accordance with Section 3(18) of ERISA.

              b. For purposes of a Participant's exercise of his put option rights (if applicable) under Section 9.6, such Stock shall be valued as of the end of the most recent Plan Year.

         (iv) Notwithstanding the foregoing provisions, in all cases the valuation provisions of this Section, including the selection of a Valuation Date for any purpose under this Plan, shall be interpreted and applied in a manner consistent with the applicable requirements under Code Sections 409 and 4975(e)(7), the Treasury Regulations issued thereunder, Treasury Regulation Section 54.4975-11(d)(5) and the fiduciary requirements of ERISA, and any related or successor statutes or regulations, that must be satisfied in order to qualify for the prohibited transaction exemption under Code Section 4975(d)(3) or any other relevant prohibited transaction exemption. In this connection, all valuations of Stock contributed to or acquired by the Plan which at the time of such valuation is not readily tradable on an established securities market within the meaning of Code Section 401(a)(28) shall be made by an independent appraiser (within the meaning of Code Section 170(a)(1)), whose name shall be reported to the Internal Revenue Service.

         (v) The Plan Administrator in its sole discretion may establish a pooled Investment Fund consisting of Stock and cash in order to facilitate payments to Participants.

    (b)  ALLOCATION.

         (1) CHANGES IN VALUE. Any changes in value in Stock in any ESOP Investment Fund shall not be allocated in the manner described in
              Section 6.2, but shall be allocated directly to each Member's Account as of the Valuation Date.

         (2)  CASH DIVIDENDS.

              (A) ALLOCATED SHARES. Cash dividends paid on Stock allocated to Accounts of Members in any ESOP Investment Fund shall, to the extent not used to repay an Exempt Loan, be allocated directly to said Accounts as of the Valuation Date coinciding with or next following the date on which the dividend is paid.

              (B) UNALLOCATED SHARES. Cash dividends on Stock in any ESOP Investment Fund that has not been allocated to a Member's Account (because of the operation of Section 4.1(c)) shall, to the extent not used to repay an Exempt Loan, be allocated to such Member's Account in the same ratio that the value of his Account bears to the sum value of each Member's Account as of the Valuation Date coinciding with or next following the date on which the dividend is paid.

              (C) DIVIDEND PASS THROUGH. Notwithstanding anything in this subsection (b) to the contrary, the Company may, in its discretion, direct that dividends allocated to each Member's Account be passed through, in whole or in part, to Members or their Beneficiaries as an "applicable dividend" under Code Section 404(k), which shall meet the following requirements to be an "applicable dividend":

                   (i) is paid in cash to the Participants in the Plan or their beneficiaries.

                  (ii) is paid to the Plan and is distributed in cash to Participants in the Plan or their beneficiaries not later than 90 days after the close of the Plan Year in which paid, or

                 (iii) is used to make payments on an Exempt Loan the proceeds of which were used to acquire employer securities (whether or not allocated to Participants) with respect to which the dividend is paid.

                   In the case of a dividend used to make payments on an Exempt Loan the proceeds of which were used to acquire employer securities that are allocated to a Member's Account, such dividend shall not be treated as an "applicable dividend" under Code

                   Section 404(k) unless employer securities with a fair market value of not less than the amount of such dividend shall be allocated to such Member for the year which such dividend would have otherwise been allocated to such Member.

         (3) STOCK DIVIDENDS. Stock Dividends received on shares in of Stock in the ESOP Investment Fund shall be allocated as soon as administratively feasible following the date such dividends are paid, to each Member's Account and the Exempt Loan Suspense Account, if any, in an amount which will bear substantially the same proportion to the total number of shares received as the number of shares of Stock in each Account (or Exempt Loan Suspense Account) as of the Valuation Date next preceding the date of such allocation bears to the total number of shares of Stock allocated to all Accounts as of such Valuation Date.

    (c) RIGHTS, WARRANTS, OR OPTIONS. Stock rights (including warrants and options) issued with respect to Company Stock shall be exercised by the Trustee on behalf of Members.

    (d) VOTING RIGHTS. Except as otherwise required in ERISA, the Code, and applicable Treasury Regulations, all voting rights of shares of Stock allocated to a Member's Account or held in the Exempt Loan Suspense Account shall be exercised by the Trustee only as directed by the Members or other Beneficiaries in accordance with the following provisions of this paragraph (1):

              (A) If the Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto) then, with respect to all corporate matters submitted to the Company's shareholders, all shares of Stock allocated to a Member's Account shall be voted in accordance with the directions of such Members as given to the Trustee. Each Member shall be entitled to direct the voting only of the shares of Stock (including fractional interests in shares of Stock) allocated and credited to his Account. If the Company does not have a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto), then, only with respect to corporate matters relating to a corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such other similar transaction that the applicable Treasury Regulations may require, all shares of Stock allocated to a Member's Account or held in the Exempt Loan Suspense Account shall be voted in accordance with the directions of such Members as given to the Trustee. Each Member shall be entitled to direct the voting only of the shares of Stock (including fractional interests in shares) allocated to his Account. If this subparagraph (A) applies to shares of Stock allocated to the account of a deceased Member, such Member's Beneficiary shall be entitled to direct the voting with respect to such shares as if such Beneficiary were the Member.

              (B) If Members are entitled under subparagraph (A) to direct the vote with respect to allocated shares of Stock, then, at least thirty days before each annual or special shareholders' meeting of the Company, (or, if such schedule cannot be met, as early as practicable before such meeting), the Trustee shall furnish to each Member a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how the shares of Stock allocated to such Member's Employee Account 10 (including fractional shares of Stock to 1/1000th of a share) are to be voted. Upon timely receipt of such instructions, the Trustee (after combining votes of fractional shares of Stock to give effect to the greatest extent possible to Members' instructions) shall vote the shares of Stock as instructed. The instructions received by the Trustee from Members shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including officers or Employees of the Company, or of any other company. The Trustee and the Company shall not make recommendations to Members on whether to vote or how to vote, other than recommendations contained in proxy and other materials that are generally distributed to all shareholders of the Company with respect to such vote.
                   If voting instructions for shares of Stock allocated to any Member are not timely received for a particular shareholders' meeting, such instructions shall be deemed to have not been received by the Trustee.

              (C) If voting instructions are not required to be followed under subparagraph (A), the Trustee shall vote shares of Stock--

                   (i)  credited to the Exempt Loan Suspense Account; or

                  (ii) allocated to Members' Account in its sole discretion, after the Trustee determines such action to be in the best interests of the Members and their Beneficiaries.

              (D) If voting instructions are required to be followed under subparagraph (A), the Trustee shall vote shares of Stock credited to the Exempt Loan Suspense Account in the same proportion as Stock with respect to which voting instructions are received is voted.

    (e) DIVERSIFICATION. Any Participant who has attained age 55 and completed 10 years of participation in the Plan and the portion of the Predecessor Plan or S&RP that is or was designated as an employee stock ownership plan (each as "Qualified Participant") shall have the right to diversify the investment of his Account in a manner that satisfies Code Section 401(a)(28). A Qualified Participant may elect, within 90 days after the close of each Plan Year in the qualified election period (as defined below), to (1) receive a cash distribution of the amount subject to the diversification election which shall be distributed to the qualified Participant (or made available for distribution) within 90 days after the last day of the period during which the election can be made, or (2) transfer the amount subject to the diversification election to the S&RP and invest such amount in any one or more of the Investment Funds (not including the ESOP Investment
         Fund) offered by the S&RP (which Funds are not inconsistent with IRS Regulations) and any such investment option selected by the qualified Participant shall be implemented no later than 90 days after the last day of the period during which the election can be made. For purposes of this Section 6.2(e), the term "qualified election period" means the 6-plan-year period beginning with the first plan year in which the individual first became a qualified participant.

         The portion of a qualified Participant's Account subject to the diversification election in all years in the qualified election period, other than the final year of such period, is equal to: (1) 25 percent of the total number of shares of employer securities acquired by or contributed to the Plan, or the portion of the Predecessor Plan and/or S&RP that constitutes an employee stock ownership plan after December 31, 1986, that have ever been allocated to a qualified Participant's account on or before the most recent plan allocation date; LESS (2) the number of shares of employer securities previously distributed, transferred, or diversified pursuant to a diversification election made after December 31, 1986 (subject to the provision that a de minimis amount that satisfies the requirements described in Q & A-7 or IRS Notice 88-56 shall not be subject to the diversification requirement of Code
         Section 401(a)(2)). The resulting number of shares shall be rounded to the nearest whole integer. With respect to a qualified Participant's final diversification election, "50 percent" is substituted for "25 percent" in determining the amount subject to the diversification election.

                                ARTICLE VII.  VESTING

7.1 VESTING. A Member shall have a fully-vested interest at all times in his Account.

                              ARTICLE VIII.  [RESERVED]

                             ARTICLE IX.  DISTRIBUTIONS

9.1  ENTITLEMENT TO DISTRIBUTION UPON DEATH OF MEMBER.

    (a) DEATH OF MEMBER. In the event of a Member's death prior to the complete distribution of his Account balance, the Beneficiary of such Member shall be entitled to receive the entire balance remaining to the credit of such Member's Account as of the first Valuation Date coincident with or next following the Member's death, as provided in Sections 9.3 and 9.4.

    (b)  DESIGNATION OF BENEFICIARY.

         (1) GENERAL RULE. Each Member may designate one or more persons as Beneficiary to receive his Account balance in the event of such Member's death. Each such designation shall be made on a form provided by the Plan Administrator, shall be effective only when filed in writing with the Plan Administrator, and shall revoke all prior designations, subject to the provisions of paragraph
              (2) below. Subject to paragraph (2) below, a trust may be named as a Beneficiary of a Member, but the trust itself will not be treated as a "designated beneficiary" under the Code or Code Regulations including Proposed

              Code Regulations. If the requirements of Proposed Code Regulation 1.401(a)(9)-1D-5 are met, the beneficiaries of the trust will be treated as "designated beneficiaries" in accordance with and subject to the requirements of Proposed Code Regulation 1.401(a)(9)-1D and E and other applicable regulations. If a trust is named as Beneficiary and the requirements of Proposed Code Regulation 1.401(a)(9)-1D-5 are not met, the Member will be treated as not having a "designated beneficiary" under the Proposed Code Regulations and accordingly distribution will be made to the trust in accordance with the five-year rule in Code
              Section 401(a)(9)(B)(ii).

         (2) RULE FOR SURVIVING SPOUSES. A Member's surviving spouse shall be his sole Beneficiary unless, prior to the Member's death, one or more other persons have been named pursuant to a qualified alternate designation (as defined in paragraph (3) below) made and filed with the Plan Administrator prior to the Member's death or unless the Plan Administrator determines that the consent otherwise required under paragraph (3) could not have been obtained because the Member's spouse could not be located or because of such other circumstances as the Secretary of Treasury shall prescribe by Regulation.

         (3) QUALIFIED ALTERNATE DESIGNATION. A designation shall be a qualified alternate designation only if--

              (A) the Member, in a signed written instrument, designates by name one or more persons to be Beneficiary in lieu of, or along with, his surviving spouse;

              (B) the Member's surviving spouse (if any), determined at the time of the Member's death, has consented in writing to the naming of such Beneficiary and has acknowledged the effect of such consent; and

              (C) such consent is witnessed by a notary public or the Plan Administrator.

              A qualified alternate designation may not be changed without spousal consent. Any spousal consent to a qualified alternate designation shall be irrevocable.

         (4) DEFAULT BENEFICIARY. If no person is otherwise designated under this subsection, or if a designation is revoked in whole or in part, or if no designated Beneficiary survives the Member, the Member's Beneficiary shall be his surviving spouse; or, if there is no surviving spouse, the surviving children of the Member in equal shares; or, if there are no surviving children, then the surviving parent(s) of the Member; or, if there are no surviving parents, the Member's estate. For purposes of the foregoing, the term "surviving children" shall include the children of a Member's deceased child. Such children shall share equally in any distribution that would have gone to the Member's child had he been alive.

              If any payment is made under the Plan to any Beneficiary, in reasonable reliance on (A) a written statement by the Member that he was unmarried, (B) a spousal consent that on its face conformed to the requirements set forth above, or (C) evidence establishing to the Plan Administrator's satisfaction that a Member's spouse could not be located at the time of a Beneficiary designation, the Plan's liability for death benefits shall be satisfied, to the extent of such payment, and the Plan shall have no liability to any spouse to such extent.

9.2  DISTRIBUTION UPON TERMINATION OF SERVICE FOR REASONS OTHER THAN DEATH.
Upon a Member's Termination of Service for reasons other than death, such Member shall be entitled to the Vested Balance of his Account as of the Valuation Date provided in Section 9.4.

9.3  FORM OF BENEFIT PAYMENTS.

    (a) PAYMENT TO MEMBER. Except as provided in Sections 9.4(b), the distribution of a benefit to a Member pursuant to Section 9.2 shall be made in either of the following ways, as the Member shall elect:

         (1)  in a lump sum; or

         (2) in installments payable in substantially equal amounts or term certain annuities continuing over a period certain as elected by the Member, not exceeding the shorter of 15 years, the Member's life expectancy, or the life expectancy of the Member and his Beneficiary;

provided that subject to the Code and Code Regulations the first distribution to a Member after Termination of Service may, at the Member's election, be a partial payment of his vested Account balance and any subsequent distribution shall conform to (1) or (2) above.

    (b) PAYMENT TO BENEFICIARY. Subject to the provisions below, a Beneficiary entitled to payment under this Article may elect to continue receiving the benefits under the method of payment in effect when the Member died or be paid the remaining Account balance in a single lump sum distribution.

         If a Member dies before the time the distribution is considered to have commenced in accordance with the Code or Code Regulations or Proposed Code Regulations (i.e. before April 1 of the year after the year that the Member reaches age 70 1/2), the method of distribution shall satisfy the following requirements:

         (1) any remaining portion of the Member's interest that is not payable to a designated beneficiary (as defined under Code Regulations or Proposed Code Regulations) will be distributed within five years after the Participant's death; and

         (2) any portion of the Member's interest that is payable to a designated beneficiary (as defined in Code Regulations or Proposed Code Regulations) will be distributed either (i) within five years after the Member's death, or (ii) over the life of the Beneficiary or over a period certain not extending beyond the life expectancy of the Beneficiary, commencing not later than the end of the calendar year following the calendar year in which the Member died (or, if the designated Beneficiary is the Member's surviving spouse, commencing not later than the end of the calendar year following the calendar year in which the Member would have attained age 70 1/2).

         Subject to Section 9.4(b) herein and further subject to the limitations of the Code and Code Regulations or Proposed Code Regulations, the distribution options described in Section 9.3(a) above will be offered to a designated beneficiary (as defined under Code or Proposed Code Regulations) whenever the Member dies. The distribution options in Section 9.3(a) will also be offered to satisfy subsection 9.3(b)(2)(ii) above, and for this purpose the term "Member" in Section 9.3(a) will refer to the designated beneficiary (except that if the designated beneficiary is not the Member's spouse, the words "or the life expectancy of the Member and his Beneficiary" at the end of 9.3(a)(2) shall not be applicable). Distribution options offered to a Beneficiary who is not an individual shall be those described in the first sentence of this Section 9.3(b) except that if the Member dies before April 1 of the year following his/her reaching age 70 1/2, the five-year rule of Code Section 401(a)(9)(B)(ii) shall apply.

         In the event a Beneficiary dies, any remaining balance payable to such Beneficiary shall be distributed to the Beneficiary's estate (except where the Beneficiary is the Member's spouse and such spouse had submitted a beneficiary form designating an individual as a Beneficiary prior to the spouse's death). The distribution options available to a deceased Beneficiary's estate or to a designated individual Beneficiary of a deceased spouse-Beneficiary will be a continuation of the payments being made to the deceased Beneficiary at the time of his/her death or a lump sum payment (but any distribution shall in any event be completed by the end of the normal life expectancy of the deceased Beneficiary (measured at the time of the Employee's death) or within five years after the Member's death if the five-year rule applies), PROVIDED that, in cases where the deceased Beneficiary is the spouse of a deceased Member, and if such spouse had, prior to such spouse's death, submitted a beneficiary form to the Administrator designating an individual as his/her Beneficiary, then such individual Beneficiary may (in addition to the option of receiving a lump sum or the continuation of existing payments) elect to receive annual installments or a term certain annuity (commencing not later than December 31 of the year following the spouse-Beneficiary's death) over a period of up to 15 years, but in any event such period will not exceed the life expectancy of the individual Beneficiary (measured at the time of the spouse's death) named by the spouse and further will not exceed the life expectancy of the spouse (measured at the time of the Employee's death) if the spouse died after April 1 of the year following the Member's reaching age 70 1/2."

    (c) EARNINGS AND LOSSES. Amounts payable hereunder shall continue to accrue earnings and losses under Section 6.2 pending such payment.

    (d) COMPLIANCE WITH CERTAIN IRS REQUIREMENTS. Notwithstanding anything herein, distributions from the Plan will be made in accordance with the requirements of the Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirements of
         Section 1.401(a)(9)-2 of the proposed Code Regulations.

9.4  TIME OF BENEFIT PAYMENTS.

    (a)  GENERAL RULE.  Except as otherwise provided in this Section 9.4 and
         Section 9.7, distribution of benefits under the Plan shall commence as soon as administratively feasible following the Member's Termination of Service and his request for his distribution from the Plan in accordance with the Rules of the Plan.

    (b) SMALL AMOUNTS. If a Member incurs a Termination of Service and the Vested Balance of his Account as of the first Valuation Date coincident with or next following such Termination of Service is not greater than $3,500, distribution shall be made in a single lump sum in cash as soon as administratively feasible in accordance with the Rules of the Plan.

    (c)  DISTRIBUTIONS UPON DEATH.  A distribution to a Beneficiary pursuant to
         Section 9.1 shall be made as soon as practicable following the first Valuation Date coincident with or next following the Member's death.

         For purposes of Section 9.4(a) above, written consent of the Participant is required before the commencement of the distribution of any portion of an accrued benefit if the present value of the nonforfeitable total accrued benefit is greater than $3,500. The consent requirements are deemed satisfied if such value does not exceed $3,500 and the Plan may distribute such portion to the Participant as a single sum. Present value for this purpose shall be the Participant's Vested Balance of his or her Account as of the applicable Valuation Date. If the present value determined at the time of a distribution to the Participant exceeds $3,500, then the present value at any subsequent time shall be deemed to exceed $3,500. The foregoing consent requirements do not apply to situations where consent is not required by applicable law.

    (d) The notice required by Section 1.411(a)-11(c) of the Code Regulations will be provided no less than 30 days and no more than 90 days before the Annuity Starting Date.

    (e) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)- 11(c) of the Code Regulations is given, provided that:

         (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (2) the Participant, after receiving the notice, affirmatively elects a distribution.

9.5 INCIDENTAL DEATH BENEFIT. Once distribution to the Member has commenced under Section 9.4, the minimum amount which must be distributed each calendar year shall be determined by dividing the balance in the Member's Account by the "applicable divisor." The "applicable divisor" shall be determined under Regulations issued under the incidental death benefit requirements of Code
Section 401(a)(9).

9.6 DISTRIBUTION OF ACCOUNT. Notwithstanding anything in this Article IX to the contrary, distribution of a Member's balance in his Account shall be subject to the following:

    (a) FORM OF DISTRIBUTION. Unless the Member elects to receive his distribution in Stock, distribution of his Account shall be in cash, and shall be distributed at the time and in the manner specified elsewhere in this Article IX. If a Member elects to receive his distribution of his Account in Stock, distribution shall be in whole shares of Stock either credited to such Account or purchased with cash or other non-Stock assets allocated to such Account, plus a supplemental cash payment equal to the sum of any fractional share of Stock credited to such Account and the Member's allocable share of any non-Stock assets to the extent that such assets are not sufficient to purchase additional Stock for distribution. A Stock distribution shall be paid as a lump sum and shall be subject to the Article IX provisions relating to lump sum distributions. A Member who chooses to diversify his Account in accordance with subsection 6.3(e) by investing in any one or more of the Investment Funds offered by the S&RP may not elect to receive such portion of his Account in Stock.

    (b) REQUIRED COMMENCEMENT DATE. Distribution of a Member's balance in his Account must begin by the time prescribed by Code Section 409(o). Accordingly, if the Member elects, the distribution of his Account will commence not later than one year after the close of the Plan Year
         (i) in which the Member has a Termination of Service by reason of attaining age 65, disability, or death, or (ii) which is the fifth Plan Year following the Plan Year in which the Member otherwise has a

         Termination of Service, except that this clause shall not apply if the Member is reemployed by the Company or an Affiliate before such year. If the present value of the vested balance of the Employee's Account is less than $3,500 as of the Valuation Date coincident with or next following the Member's Termination of Service (except if the present value of the vested balance of such Account at the time of a previous distribution exceeded $3,500), or if the Member has a Termination of Service and has attained age 65, distribution of the balance of his Account shall be made as soon as practicable following said Termination of Service and the Member's consent or election shall not be required for such distribution. For purposes of this subsection
         (b), the balance of a Member's Account shall not include any Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such loan is repaid in full.

    (c) PUT OPTIONS AND RIGHTS OF FIRST REFUSAL. If Stock is distributed from the Plan at a time when it is not readily tradable on an established public market, then the provisions of this Section shall apply in the case of a Member or any other distributee of the Stock who may be legally subject to the following rules.

         (1) The distributee shall have the right to require that the Employee repurchase such Stock under reasonable payment terms and at a price per share determined in accordance with Section 6.3(a). This put option shall continue during a period of at least 60 days following the date of distribution of the Stock and, if not exercised within such period of 60 days, during the first 60 days in the following Plan Year. This right shall be granted in accordance with Code Section 409(h) and all applicable Regulations.

         (2) Stock acquired with the proceeds of an Exempt Loan shall be subject to a right of first refusal whereby the Company shall be entitled to purchase such Stock at a selling price and under other terms not less favorable to the seller than (i) the purchase price and other terms offered by a buyer other than the Company pursuant to a good faith offer to purchase the Stock, or
              (ii) if more favorable to the seller than clause (i), the value of the Stock determined in accordance with Section 6.3(a). The right of first refusal must lapse no later than 14 days after the holder of the Stock gives written notice to the Employer that an offer by a third party to purchase the Stock has been received.

9.7 LIMITATIONS ON DISTRIBUTIONS. Notwithstanding the foregoing provisions of this Article IX, unless the Member otherwise elects in writing, distribution to a Member shall not take place later than the sixtieth day after the close of the Plan Year in which the latest of the following events occurs:

    (a)  the Member attains age 65;

    (b) the Member attains the tenth anniversary of the date on which he commenced participation in the Plan; or

    (c)  the Member's Termination of Service.

In any event, the payment of benefits to a Member shall commence no later than April 1 following the calendar year in which the Member attains age 70-1/2.

All distributions under this Plan shall be made in accordance with Code Section 401(a)(9) and the Regulations thereunder.

9.8 ELIGIBLE ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this
Article IX, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

    DEFINITIONS:

    (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

    (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

    (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

    (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

9.9 PLAN TO PLAN TRANSFER. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article IX, subject to the approval of the Plan Administrator in its sole discretion (exercised in a non-discriminatory manner) and at the time and in the manner prescribed by the Plan Administrator, a Participant who is entitled to a lump sum distribution within the meaning of Code Section 402(e) from the Plan may elect instead to have the amount of such distribution transferred to the Predecessor Plan or the S&RP if the Participant is or becomes employed by a participating employer in the Predecessor Plan or the S&RP. If elected by the Participant and authorized by the Plan Administrator, such a plan-to-plan transfer must be made to the recipient plan by the Trustee within the period established by the Plan Administrator on a uniform and nondiscrimatory basis.
To the extent permitted by applicable law, the provisions of this Section 9.9 shall also be applicable to former employees of the Promus Companies Incorporated (i) who were participants in the Predecessor Plan and S&RP and (ii) who terminated their employment with The Promus Companies Incorporated or its affiliates on or prior to the S&RP Spin-off Date and (iii) whose unvested account balances under the Predecessor Plan were transferred to the S&RP on or after the S&RP Spin-Off Date and were subsequently transferred to the Plan on or after the Spin-Off Date and (iv) who are reemployed by Harrah's Entertainment, Inc. or any of its subsidiaries after the S&RP Spin-off Date and based upon such reemployment are Eligible Employees under the Predecessor Plan before incurring five consecutive break years (as defined in the Predecessor Plan) since termination of their employment with The Promus Companies Incorporated (currently, Harrah's Entertainment, Inc.).

                                ARTICLE X.  [RESERVED]

                        ARTICLE XI.  AMENDMENT AND TERMINATION

11.1 AMENDMENT AND TERMINATION. The Company expects the Plan to be permanent, but the Company must necessarily and does hereby reserve the right to amend or modify in any respect, or to terminate, the Plan at any time, for any reason whatsoever, by the action of the Board of Directors. The Company may make any modifications or amendments to the Plan, retroactively if necessary or appropriate, to qualify or maintain the Plan as a plan meeting the requirements of Code Section 401(a) or of ERISA, or the Regulations issued thereunder.

No amendment of the Plan shall cause any part of the Fund to be used for or diverted to purposes other than the exclusive benefit of the Members, their surviving spouses, or their Beneficiaries covered by the Plan. No plan amendment may decrease the accrued benefit of any Member. Retroactive plan amendments may not decrease the accrued benefit of any Member determined as of the time the amendment was adopted. The Chief Executive Officer shall have the right to amend or modify the Plan; provided, however, that such amendments shall be administrative in nature, or mandated by any applicable law.

The Plan may be amended or terminated under this Section without the vote of the stockholders of the Company, except to the extent that stockholder approval is required by Rule 16b-3, promulgated under Section 16 of Securities Exchange Act of 1934, as amended.

11.2 TERMINATION OR PARTIAL TERMINATION. Upon a complete or partial termination of the Plan or complete discontinuance of contributions to the Plan (within the meaning of Treasury Regulation Section 1.411(d)-2), no further contributions shall be made under the Plan and, upon a complete termination of the Plan, no Employee who is not a Participant on the termination date shall thereafter become a Participant. Except as otherwise provided in this
Section 11.2, upon a partial or complete termination of the Plan, the Accounts of any affected Members shall be distributed at the time and in the manner specified in Article IX. Notwithstanding any provision herein to the contrary, to the extent permitted by law, upon a complete termination of the Plan, each Member shall be entitled to a lump sum distribution of his Account, in cash or Stock; if a Member does not elect that his Accounts be distributed in an immediate lump sum distribution in cash or Stock, the value of the Member's Account shall be transferred to another plan qualified under Code Section 401(a) maintained by the Company in a trust-to-trust transfer and the value of such Account shall be distributable from such plan in the form of cash unless otherwise provided by such plan.

11.3 MERGER, CONSOLIDATION, OR TRANSFER. In the case of any merger or consolidation of the Plan with, or any transfer of assets and liabilities of the Plan to, any other plan, provision shall be made so that each Member would, if the Plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then been terminated.

11.4 EFFECT OF CHANGE IN CONTROL. The following provisions shall govern in the event that an Employer or Division, or any part of the assets of an Employer, is acquired by, or merged into, a nonaffiliated company, or in the event a nonaffiliated company acquires substantially all the outstanding stock of an
Employer:

    (a) If the nonaffiliated successor company shall have agreed to establish, or shall have, a plan substantially comparable to this Plan (as determined by the Trustees), then the Plan assets allocable to the Employees involved in the acquisition or merger may be transferred to the plan so established by the successor company subject, however, to the receipt of a favorable determination letter from the Internal Revenue Service or opinion of counsel of the successor company satisfactory to the Trustees that such successor plan is a tax-exempt plan and trust under the applicable provisions of the Code. An Employee of an Employer (other than the Company) or Division shall be deemed "involved" if his employment is terminated by reason of the acquisition or merger or transferred (from the controlled group consisting of the Company and its Affiliates) by reason of the acquisition or merger. Employees of the Company shall be deemed "involved" if their employment is terminated by reason of the acquisition or merger or if they continue in the employment of the Company after control of the Company changes hands.

    (b) If a nonaffiliated successor company acquires substantially all of the stock or assets of the Company by merger or acquisition or otherwise, then such successor company may assume this Plan as the sponsoring company.

    (c) If an Affiliate or other entity that owns 50 percent or more of the Company's outstanding common stock acquires the Company or substantially all of its assets or stock, then the affiliated company may assume the Plan and the Plan shall then continue in effect without interruption.

For a corporate transaction that does not constitute a merger or acquisition, the Human Resources Committee shall determine, in its sole and absolute discretion, whether a change in control has occurred and whether the provisions of this Section 11.4 shall apply with respect to affected Employees.

                       ARTICLE XII.  ADMINISTRATION OF THE PLAN

12.1  PLAN ADMINISTRATOR.

    (a) The general administration of the Plan shall be carried out by Promus Hotels, Inc. or its delegates, who shall act as the "administrator" within the meaning of Title 1 of ERISA. The Plan Administrator and the Trustees shall be the "named fiduciaries" within the meaning of Title I of ERISA. To the extent not prohibited by law or applicable rules or regulations, the Plan Administrator shall have the authority to delegate to one or more persons the duties and responsibilities of the Plan Administrator.

    (b) The Plan Administrator shall also have the authority and discretion to engage an Administrative Delegate who shall perform, without discretionary authority or control, administrative functions within the framework of policies, interpretations, rules, practices, and procedures made by the Plan Administrator or other Plan fiduciary.
         Any action made or taken by the Administrative Delegate may be appealed by an affected Member to the Plan Administrator in accordance with the claims review procedures provided in Section 12.7. Any decisions which call for interpretations of Plan provisions not previously made by the Plan Administrator shall be made only by the Plan Administrator. Except to the extent the Administrative Delegate exercises discretionary authority or control over the assets of the Plan, the Administrative Delegate shall not be considered a fiduciary with respect to the services it provides.

    (c) Notwithstanding subsections (a) and (b), each Member shall be a named fiduciary for purposes of Section 403(a) of ERISA but solely with respect to the issuance of instructions to the Trustee--

         (1) to tender or not to tender the Member's Company Stock Share pursuant to Section 14.1 of the Trust Agreement; and

         (2)  to vote Stock pursuant to Section 6.3(d) of the Plan.

12.2 APPOINTMENT AND RESIGNATION OF TRUSTEES. The Board of Directors may remove any Trustee at any time. In the event of the removal, death, resignation, or inability to act of a Trustee, said Board of Directors may appoint a successor. A Trustee may resign at any time, effective upon delivering a written resignation to the Board of Directors or the Secretary or Assistant Secretary of the Company.

12.3 POWERS AND DUTIES OF THE PLAN ADMINISTRATOR. Except as to powers and duties and the determination of questions expressly reserved herein to the Trustees, the Plan Administrator shall have full charge of the administration of this Plan with all discretionary powers and authority to enable it properly to carry out its duties including (without limitation) the authority to determine all questions relating to (a) the interpretation of the Plan; (b) the eligibility of Participants; (c) the dates and other considerations regarding participation or termination of employment; (d) the benefit to which any Member or his surviving spouse or beneficiary may become entitled hereunder; (e) to construe the Plan and the Rules of the Plan; (f) to determine questions of eligibility and vesting of Participants; (g) to determine entitlement to allocations of contributions and forfeitures and to distributions of Participants, former Participants, Beneficiaries, and all other persons; (h) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority; (i) to conduct claims procedures as provided in Section 12.7; and (j) to delegate any power or duty to any firm or person engaged under Section 12.8 or to any other person or persons. The Plan Administrator shall also have the right to authorize disbursements under the Plan, subject to any required withholdings. All interpretations under the Plan and all determinations of fact made in good faith by the Plan Administrator (or delegees thereof) and the Trustees shall be binding on the Members and all other interested persons.

12.4 ACTION BY MAJORITY OF THE PLAN ADMINISTRATOR. To the extent that the Plan Administrator has delegated its power and authority to a committee, all action by such committee hereunder shall be authorized either by a majority vote of all members of such committee present at a meeting (provided a quorum of all members is present), or by a writing signed by a majority of all all members of such committee.

12.5 RULES AND REGULATIONS OF THE PLAN ADMINISTRATOR. The Plan Administrator may make such rules and regulations in connection with its administration of the Plan as are consistent with the terms and provisions hereof (the "Rules of the Plan").

12.6 CONCLUSIVENESS OF REPORTS, ETC. The Trustees, the Plan Administrator and the Company and any other Employer and their officers and directors, shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by any enrolled actuary selected by the Plan Administrator, upon all certificates and reports made by any accountant selected by the Plan Administrator, the Company, or any other Employer, and upon all opinions given by any legal counsel selected by the Plan Administrator (which may include in-house counsel of the Company). The Trustees, the Plan Administrator and the Company and any other Employers and their officers and directors, shall be fully protected with respect to any action taken or suffered by them in good faith in reliance upon any such actuary, or counsel, and all action so taken or suffered shall be conclusive upon all persons.

12.7 CLAIMS PROCEDURE. If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of such denial within 90 days after receipt of the claim (or within an additional 90 days if special circumstances require an extension of time, and written notice of the extension shall be furnished to the claimant). Notice of the denial shall set forth the following information:

    (a)  the specific reason or reasons for the denial;

    (b) specific reference to pertinent Plan provisions on which denial is based;

    (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

    (d) an explanation that a full and fair review by the Plan Administrator of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Plan Administrator, within 60 days after such notice has been received, a written request for such review; and

    (e) if such request is so filed, the claimant or his authorized representative may review pertinent documents and submit issues and comments in writing within the same 60-day period specified in subsection (d) above.

The decision of the Plan Administrator upon review shall be made promptly, and not later than 60 days after the Plan Administrator's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If the claim is denied, wholly or in part, the claimant shall be given a copy of the decision promptly. The decision shall be in writing and shall include specific reasons for the denial, shall include specific references to the pertinent Plan provisions on which the denial is based, and shall be written in a manner calculated to be understood by the claimant. The Plan Administrator's decision on the appeal may be reviewed by the Board of Directors which shall have the right to overrule the Plan Administrator. The Plan Administrator and the Board of Directors shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under Section 12.3 and, to the extent permitted by law, the decision of the

Plan Administrator (if no review is properly requested) or the decision of the Board of Directors on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

12.8 EMPLOYMENT OF AGENTS. The Plan Administrator may employ or designate agents, including without limitation custodians, accountants, consultants, or attorneys, to exercise and perform the powers and duties of the Plan Administrator as the Plan Administrator delegate to them, and to render such services to the Plan Administrator as the Plan Administrator may determine, and the Trustees may enter into agreements setting forth the terms and conditions of such services. The Plan Administrator may appoint an independent public accountant to audit the Plan. The compensation of these agents shall be an expense chargeable in accordance with Section 12.9.

12.9 COMPENSATION AND EXPENSES OF TRUSTEES. Unless otherwise determined by the Company, the Plan Administrator and the Trustees shall serve without compensation for services as such, but all expenses of the Trustees shall be paid in accordance with the provisions of Section 16.4. Such expenses shall include any expenses incident to the functioning of the Plan, including without limitation attorneys' fees and the compensation of other agents, accounting and clerical charges, expenses, if any, of being bonded as required by ERISA, and any other costs of administering the Plan.

12.10 INDEMNITY FOR LIABILITY. To the maximum extent allowed by law and to the extent not otherwise indemnified, the Company shall indemnify each Trustee (and former Trustee) and Plan Administrator, and any other current or former Employee, officer, or director of the Company or the Employers, against any and all claims, losses, damages, expenses, including counsel fees, incurred by any such person on account of such person's action, or failure to act, in connection with the Plan, including, in the case of amounts paid in settlement, only such amounts as are paid with the Employer's approval.

12.11 EFFECT OF MISTAKE. In the event of a mistake or misstatement as to the eligibility, participation, investments, or service of any Member, or the amount of contributions made on behalf of, or payments made to, any Member or Beneficiary, the Plan Administrator (or designated agent or agents thereof and the Plan Administrator) may determine whether or not a mistake has occurred and may make any adjustment to a Member's or Beneficiary's Account, or make any adjustment to payments made or being made to a Member or Beneficiary, which will, in the Plan Administrator's sole judgment (or in the sole judgments of a designated agent or agents of the Plan Administrator and the Plan Administrator), correct such mistake or misstatement.

                          ARTICLE XIII.  TRUST ARRANGEMENTS

13.1 APPOINTMENT OF TRUSTEE. The Trustees for the Plan shall be named in the Trust Agreement, and, upon acceptance thereof, each Trustee shall perform the duties and exercise the authority of a Trustee as set forth in the Plan and in said Trust Agreement. A Trustee shall be named, and may be removed, in accordance with the provisions of Article XII.

13.2 CHANGE IN TRUST AGREEMENTS. The Company may from time to time enter into such further agreements with the Trustees or other parties and make such amendments to Trust Agreements, as it may deem necessary or desirable to carry out the Plan and may take such other steps and execute such other instruments as may be deemed necessary or desirable to put the Plan into effect or to execute it.

13.3 TRUST FUND. All deposits under this Plan shall be paid to the Trustees and deposited in the Fund. All assets of the Fund, including investment income, shall be retained for the exclusive benefit of Members and beneficiaries and shall be used to pay benefits under the Plan or to pay administrative expenses of the Plan and of the Fund to the extent not permanently paid by the Company or an Employer in its sole discretion, and shall not revert to or inure to the benefit of the Company or an Employer, except as provided in Section 13.6.

13.4 APPOINTMENT OF AN INVESTMENT MANAGER. The Trustees shall have exclusive authority and discretion to manage and control the Fund; provided, however, that the Trustees may employ or appoint an Investment Manager(s) (within the meaning of ERISA Section 3(38)) to manage all or any part of the Fund or a custodian to hold such investments. The Trustees may also appoint an investment advisor. An Investment Manager or custodian shall acknowledge in writing its appointment and shall serve until removed by the Trustees or a proper resignation is received by the Trustees. An Investment Manager shall have sole responsibility for the investment of the portion of the Fund which such Investment Manager is appointed to manage. Neither the Trustees nor the Administrator shall have any responsibility for, or incur any liability for, the investment of such portion or for the loss to or diminution in value of the Fund resulting from any action directed, taken, or omitted by an Investment Manager or custodian. The Trustees shall require each Investment Manager and custodian to furnish such periodic and other reports to the Trustees as the Trustees deem to be in the best interests of the Trust. Neither the Trustees nor the Plan Administrator shall be under any duty to question, but shall be entitled to rely upon, any certificate, report, opinion, direction, or lack of direction provided by an Investment Manager or custodian and shall be fully protected in respect of any action taken or suffered by them in reliance thereon. Such Investment Manager or custodian may maintain cash balances in the Investment Fund(s) they are appointed to manage; provided that such cash balances shall be limited to the amount needed to meet the current cash requirements of the Plan, to make any cash distributions, to pay any expenses, or to exercise applicable rights under the Plan.

13.5  REVERSION OF EMPLOYER CONTRIBUTIONS.

    (a) Notwithstanding anything to the contrary contained in this Plan, if the Internal Revenue Service issues a determination letter stating that the Plan does not meet the requirements of Code Section 401 with respect to its initial qualification, then within one year of the issuance of such letter the Employer shall be entitled to receive a return of its contributions made hereunder.

    (b) That portion of a contribution made by a mistake of fact shall be returned to the Employer within one year after the payment of the contribution.

    (c) That portion of a contribution made by the Employer that is conditioned upon deductibility of the contribution under Code Section 404 and disallowed by the Internal Revenue Service as a deduction under Code Section 404 shall be returned to the Employer within one year after the Internal Revenue Service disallows the deduction.

    (d) Earnings attributable to the contributions to be returned under this Section shall not be returned (except with respect to Section 13.6(a)) and any losses attributable to such contributions shall reduce the amount returned.

                       ARTICLE XIV.  TOP-HEAVY PLAN PROVISIONS

14.1  APPLICATION OF TOP-HEAVY PROVISIONS.

    (a) SINGLE PLAN DETERMINATION. Except as provided in subsection (b)(2) below, if as of the Applicable Determination Date the aggregate of the Account balances of Key Employees under the Plan exceeds 60 percent of the aggregate amount of the Account balances of all Employees (other than former Key Employees) under the Plan, the Plan will be top-heavy and the provisions of this Article shall become applicable. For the purposes of this Article--

         (1) Account balances shall include the aggregate amount of any distributions made with respect to the Employee during the five-year period ending on the Applicable Determination Date and any contribution due but unpaid as of said Applicable Determination Date; and

         (2) the Account balance of any individual who has not performed services for the Company or the Affiliates at any time during the five-year period ending on the Applicable Determination Date shall not be taken into account.

         The determination of the foregoing ratio, including the extent to which distributions, rollovers, and transfers shall be taken into account, shall be made in accordance with Code Section 416 and the Regulations thereunder which are incorporated herein by reference.

    (b)  AGGREGATION GROUP DETERMINATION.

         (1) If as of the Applicable Determination Date the Plan is a member of a Required Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. For purposes of this subsection (b), an Aggregation Group shall be top-heavy, as of the Applicable Determination Date, if the sum of--

              (A) the aggregate of account balances of Key Employees under all defined contribution plans in such group, and

              (B) the present value of accrued benefits for Key Employees under all defined benefit plans in such group exceeds 60 percent of the same amounts determined for all employees (other than former Key Employees) under all plans included within the Aggregation Group. Account balances and accrued benefits shall be adjusted for any distribution made in the five-year period ending on the Applicable Determination Date and any contribution due but unpaid as of the Applicable Determination Date. The account balance of any individual who has not performed services for the Company or the Affiliates at any time during the five-year period ending on the Applicable Determination Date shall not be taken into account. The determination of the foregoing ratio, including the extent to which distributions (including distributions from terminated plans), rollovers, and transfers are taken into account, shall be made in accordance with Code Section 416 and the Regulations thereunder.

         (2) If the Plan is top-heavy under subsection (a) above, but the Aggregation Group is not top-heavy, this Article shall not be applicable.

    (c) THE TRUSTEES. The Trustees shall have responsibility to make all calculations to determine whether the Plan is top-heavy.

14.2 DEFINITIONS. For purposes of this Article, the following definitions apply.

    (a) AGGREGATION GROUP means a required aggregation group or a permissive aggregation group as follows:

         (1) REQUIRED AGGREGATION GROUP. All plans maintained by the Company and the Affiliates in which a Key Employee participates shall be aggregated to determine whether or not the plans, as a group, are top-heavy. Each other plan of the Company and the Affiliates which enables this Plan to meet the requirements of Code Section 401(a) or Section 410 shall also be aggregated.

         (2) PERMISSIVE AGGREGATION GROUP. One or more plans maintained by the Company and the Affiliates, which are not required to be aggregated, may be aggregated with each other or with plans under paragraph (1) if such group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with such plan(s) being taken into account.

    (b) APPLICABLE DETERMINATION DATE shall mean, with respect to the Plan, the Determination Date for the Plan Year of reference and, with respect to any other plan, the Determination Date for any plan year of such plan which falls within such calendar year as the Applicable Determination Date of the Plan.

    (c) DETERMINATION DATE shall mean, with respect to the initial plan year of a plan, the last day of such plan year and, with respect to any other plan year of a plan, the last day of the preceding plan year of such plan.

    (d) VALUATION DATE. For all top-heavy purposes, a Valuation Date shall be the annual date on which Plan assets must be valued for the purpose of determining the value of account balances or the date on which liabilities and assets of a defined benefit plan are valued. For the purpose of the top-heavy test, the Valuation Date for a defined benefit plan shall be the same Valuation Date used for computing plan costs for minimum funding. The Valuation Date for a defined contribution plan shall be the most recent valuation for a defined contribution plan date within a 12-month period ending on the Determination Date.

    (e) KEY EMPLOYEE shall mean any Employee or former Employee who at any time during the Plan Year containing the Determination Date or the four preceding Plan Years, is or was (1) an officer of the Employer having annual compensation for such Plan Year which is in excess of 50 percent of the dollar limit in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends; (2) one of the ten Employees having annual compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considering as owning within the meaning of Code Section
         318) more than a one-half percent interest as well as one of the ten largest interests in the Employer; (3) a five percent owner of the Employer; or (4) a one percent owner of the Employer having annual compensation from the Employer for a Plan Year of more than $150,000. For purposes of determining five-percent and one-percent owners, neither the aggregation rules nor the rules of subsections (b), (c) and (m) of Code Section 414 apply. Beneficiaries of an Employee acquire the character of the Employee who performed service for the Employer. Inherited benefits will retain the character of the benefits of the Employee who performed services for the Employer.

    (f) COMPENSATION. Compensation to be used for determining a minimum benefit or minimum contribution for top-heavy purposes is the amount set forth in Box 10 of Form W-2 (or the successor method of reporting income under Code Sections 6041, 6051 and 6052). The same definition of compensation shall be used for all top-heavy purposes, except that for the purpose of determining whether an Employee is a Key Employee, with respect to Plan Years beginning on or after January 1, 1989, the compensation to be used is the aforesaid definition but including Employer contributions made pursuant to a salary reduction arrangement.

14.3 MINIMUM CONTRIBUTION. For each Plan Year with respect to which the Plan is top-heavy, the minimum amount contributed by the Employer under the Plan and the Company and the Affiliates under all other qualified defined contribution plans maintained by the Company and the Affiliates for the benefit of each Participant who is not a Key Employee and who is otherwise eligible for such a contribution shall be the lesser of --

    (a) 3 percent of the non-key Participant's compensation for only the Plan, or

    (b) the non-key Participant's compensation times a percentage equal to the largest percentage of the first $150,000 of such compensation of any Key Employee


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

         allocated under any of such plans with respect to any Key Employee for the Plan Year.

This minimum contribution is determined without regard to any social security contribution and shall be in accordance with the requirements of Code Regulation 1.416-1. Solely with respect to Key Employees, contributions attributable to a salary reduction, matching contributions, or similar arrangement shall be taken into account. The minimum contribution provisions stated above shall not apply to any Participant who was not employed by the Company or an Affiliate on December 31 of the Plan Year. For a year in which the Plan is top-heavy, each non-Key Employee will receive a minimum contribution if the Participant has not separated from service at the end of the Plan Year, regardless of whether the non-Key Employee has less than 1,000 hours of service (or the equivalent) and regardless of whether such Employee declines to make a mandatory contribution to a plan that generally requires such a contribution. This section shall not apply to a Participant covered under a qualified defined benefit plan or a qualified defined contribution plan maintained by the Company or the Affiliates if the Participant's vested benefit thereunder satisfies the requirements of Code Section 416(c).

14.4 LIMIT ON ANNUAL ADDITIONS; COMBINED PLAN LIMIT. If the Plan is determined to be top-heavy, Code Sections 415(e)(2)(B) and 415(e)(3)(B) shall be applied by substituting "1.0" for "1.25." This limitation shall not be applicable, however, if--

    (a) the Plan would not be top-heavy if "90 percent" is substituted for "60 percent" in Sections 14.1(a) and 14.1(b)(1) above; and

    (b) for each Plan Year with respect to which the Plan is top-heavy, an Employer contribution is made for Participants who are not Key Employees equal to the sum of l percent of the non-key Participant's compensation for the Plan Year plus the amount of the contribution determined under Section 14.3 above.

                     ARTICLE XV.  PARTICIPATION IN AND WITHDRAWAL
                            FROM THE PLAN BY AN AFFILIATE

15.1 PARTICIPATION IN THE PLAN. Any Affiliate which desires to become an Employer hereunder may elect, with the written consent of the Chief Executive Officer, to become a party to the Plan and Trust Agreement by adopting the Plan for the benefit of its eligible Employees, effective as of the date specified in such adoption. The adoption resolution or decision may contain such specific changes and variations in Plan or Trust Agreement terms and provisions applicable to such adopting Employer and its Employees as may be acceptable to the Company and the Trustees. However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan or Trust Agreement is reserved by the Company. The adoption resolution or decision


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

shall become, as to such adopting organization and its employees, a part of this Plan (as then amended or thereafter amended) and the related Trust Agreement.
It shall not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust Agreement documents or to sign other documents to participate. The effective date of the Plan for any such adopting organization shall be that in the resolution or decision of adoption, and from and after such effective date, such adopting organization shall assume all the rights, obligations, and liabilities of an individual employer entity hereunder and under the Trust Agreement. The administrative powers and control of the Company, as provided in the Plan and Trust Agreement, including the sole right of amendment, and of appointment and removal of the Trustees, and their successors, shall not be diminished by reason of the participation of any such adopting organization in the Plan and Trust Agreement.

15.2 WITHDRAWAL FROM THE PLAN. An Employer or Division may withdraw from, or otherwise cease to participate in, the Plan by giving the Plan Administrator and the Trustees 30 days written notice of its intention to do so, in which event the Trustees shall, as promptly as is practicable, provide for the withdrawal or segregation of the share of the assets in the Fund attributable to the Participants of that Employer or Division and, if such Employer or Division so requests, the former Participants of such Employer or Division; provided, however, that the Plan Administrator, in its sole and absolute discretion, may waive the 30-day notice requirement and provided further that any Participant who will be an employee of the withdrawing Employer or Division after such withdrawal and concurrently will also be an employee of an Employer or Division which continues to participate in the Plan, such Participant may designate the portion of the assets in the Fund attributable to such Participant which shall be withdrawn or segregated in accordance with this Section 15.2. The amount of such pro rata share shall be the net value of the Fund attributable to the Participants and, if applicable, the former Participants of that Employer or Division, determined as of the latest Valuation Date. The Trustees shall select the assets of the Fund to be withdrawn or segregated in such amount.

    (a) If the withdrawal of such Employer or Division from this Plan has the effect of a termination of the plan so far as that Employer or Division is concerned, then the rights of that Employer's Participants, former Participants and Beneficiaries shall be governed by the provisions of Section 11.2 relating to partial terminations.

    (b) Subject to Section 11.4, if an Employer ceases to participate in the Plan and adopts a substantially similar plan for the benefit of its employees, the withdrawal from this Plan by that Employer shall not be regarded as a termination of the Plan so far as that


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

         Employer and its Employees are concerned; the rights of that Employer's Members and Beneficiaries shall be governed in accordance with the provisions of that substantially similar plan so adopted by that Employer for their benefit as if no withdrawal from this Plan had taken place. Provided further that any Participant who will be an employee of the withdrawing Employer or Division after such withdrawal and concurrently will also be an Employee of an Employer or Division which continues to participate in the Plan will have the right to designate in writing to the Plan Administrator, not later than twenty days after the withdrawal of the Employer or Division, the percentage of the Participant's vested Account that will be withdrawn or segregated in accordance with this Section 15.2, which designated percentage shall apply to all subaccounts, investment funds and other financial amounts allocated to such Participant, and such Participant's Account will be valued for such purposes as of the Valuation Date coincident with or immediately preceding the effective date of the Employer's or Division's withdrawal from the Plan; if such written designation is not timely received, then such Participant's Account will not be withdrawn or segregated under this Section 15.2. The Plan Administrator may grant a reasonable extension of the time limit for making this designation with respect to Employees whose status as an employee of both a continuing Employer or Division and a withdrawing Employer or Division is not immediately known or ascertained, and the Valuation Date for such later designation will be the Valuation Date coincident with or immediately preceding the date the designation is submitted to the Plan Administrator. In the event of such designation, Accounts may be transferred to the new Plan as qualifying rollover distributions or plan to plan transfers subject to the applicable requirements of the Code and ERISA.

                             ARTICLE XVI.  MISCELLANEOUS

16.1 NO EMPLOYMENT RIGHTS CREATED. Neither the establishment nor the continuation of the Plan, nor anything contained within the Plan, shall be deemed to give any person the right to continued employment by the Company or the Affiliates, or to affect the right of the Company or the Affiliates to terminate the employment of any individual.

16.2 RIGHTS TO FUND ASSETS. No Employee or beneficiary shall have any right to, or interest in, any assets of the Fund upon termination of his employment or otherwise, except as specifically provided under the Plan, and then only to the extent of the benefits payable under the Plan to such Employee or beneficiary out of the assets of the Fund. All payments of


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

benefits as provided for in this Plan shall be made solely out of assets of the Fund and neither the Company, the Affiliates, nor any fiduciary shall be liable therefor in any manner.

16.3 NONALIENATION OF BENEFITS. Except to the extent permissible under Code Sections 401(a)(13) and 414(p), benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable hereunder, shall be void.
The Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder.

The preceding paragraph shall also apply to the creation, assignment, or recognition of a right to any interest or benefit payable with respect to a Member pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order (as defined in Code Section 414(p)). The Trustees (or a designated agent or agents thereof) shall establish reasonable plan procedures to determine the qualified status of domestic relations orders and to administer and pay distributions under such qualified orders. Amounts payable pursuant to a qualified domestic relations order may be paid to the spouse or other alternate payee designated in such order regardless of the Member's age or such spouses's or alternate payee's age. Notwithstanding any provision of this Plan to the contrary and regardless of whether the Member is an Employee or former Employee and regardless of the Employee's or former Employee's age, such amounts may be paid immediately (as soon as practical after the Plan Administrator receives the qualified domestic relations order) in a single cash lump sum or in such other manner as may be paid to a terminated Member as provided in such an order which complies with the Plan's procedures for qualified domestic relations orders.

16.4 EXPENSES. All reasonable expenses of the Plan and Fund shall constitute a charge upon the Fund and shall be paid from Member's Accounts in proportion to the balance of such Accounts, except to the extent that the Company or an Employer elects to pay such expenses, provided that the Company or an Employer may advance such expenses on behalf of the Plan in which case the Company or Employer will be reimbursed for such payment by the Plan from fund assets. Such expenses shall include any expenses incident to the functioning of the Plan, including, without limitation, attorneys' fees and the compensation of actuaries and other agents, accounting and clerical charges, expenses, if any,


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

of being bonded as required by ERISA, and any other costs of administering the Plan.

16.5 SEVERABILITY. In the event that any provision of this Plan is held invalid or illegal for any reason, such invalidity or illegality shall not affect the remaining parts of the Plan and the Plan shall be enforced and construed as if such provision had never been inserted herein.

16.6 GOVERNING STATE. The Plan shall be construed in accordance with the laws of the State of Tennessee except where such laws have been preempted by laws of the United States.

16.7 FACILITY OF PAYMENT. If the Plan Administrator shall find that any person to whom a benefit is payable from the Fund is unable to care for his affairs because of illness or accident, any payments due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the recipient's spouse, child, parent, brother or sister, or to any person deemed by the Trustees to have incurred expense for such person otherwise entitled to payment. Any such payment shall be a complete discharge of any liability under the Plan therefor.

16.8 MISSING PERSONS. If the Plan Administrator is unable to locate a proper payee within 18 months after a benefit becomes payable, the Plan Administrator may treat the benefit as a forfeiture and allocate it to the Accounts of other Participants under Section 4.2; however, if a claim for benefits is subsequently presented by a person entitled to a payment, the forfeited amount (determined as of the Valuation Date immediately before the forfeiture) shall be recredited from such funds or resources as the Plan Administrator deems appropriate (i.e., forfeitures, earnings, or additional Employer contributions) upon verification of the claim in a manner satisfactory to the Plan Administrator.

16.9 TELEPHONIC/ELECTRONIC DECISIONS. Notwithstanding anything in this Plan to the contrary, pay reduction agreements and cancellations or amendments thereto, investment elections, changes and transfers, withdrawal decisions, and any other decision or election by a Member or other person under this Plan may be accomplished by electronic or telephonic means which are not prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Plan Administrator or its delegees.

16.10 TITLES. The titles of sections are included only for convenience and shall not be construed as part of this Plan or in any respect affecting or modifying its provisions.

                                      * * * * *


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

    IN WITNESS WHEREOF, PROMUS HOTEL CORPORATION has caused this instrument to be executed by its duly authorized officer, effective as of the date specified in Article I above.

                             PROMUS HOTEL CORPORATION


                             By:  /s/ Raymond E. Schultz
                                  ----------------------------
                                  President and Chief
                                  Executive Officer


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